Exhibit 10.9

ENGINEERING, PROCUREMENT AND CONSTRUCTION SERVICES

FIXED PRICE CONTRACT

BETWEEN

HARRIS MECHANICAL CONTRACTING COMPANY

AND

OTTER TAIL AG ENTERPRISES, LLC

DATED:  OCTOBER 24, 2006

*PORTIONS OF THIS ENGINEERING, PROCUREMENT AND CONSTRUCTION SERVICES FIXED PRICE CONTRACT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

List of Exhibits

A.  Scope of Work

B.  Commercial Terms

C.  Performance Test Protocol

D.  Performance Guarantees

E.  Mechanical Completion, Commissioning, Startup

F.  Project Schedule

EPC Fixed Price Contract

Otter Tail Ag Enterprises, LLC

Engineering, Procurement and Construction Services

FIXED PRICE CONTRACT

GENERAL CONDITIONS

THIS CONTRACT, Is made this 24th day of October, 2006, by and between Otter Tail Ag Enterprises, LLC, a Minnesota limited liability company organized and acting under and pursuant to the laws of Minnesota and having its main place of business at 1220 North Tower Road, Suite 201, Fergus Falls, Minnesota 56537 (hereinafter called the “Owner”) and Harris Mechanical Contracting Company, a corporation organized and acting under and pursuant to the laws of the State of Minnesota and having its main place of business at 909 Montreal Circle, St. Paul, MN 55102 (hereinafter called “Harris Mechanical”).  Owner and Harris Mechanical may sometimes be referred to herein individually as a “Party” or jointly as the “Parties.”

WITNESSETH:

WHEREAS, Harris Mechanical is engaged in the performance of engineering, procurement and construction services; and,

WHEREAS, Owner desires Harris Mechanical to furnish and perform all design, engineering, procurement, and construction services, and provide all material, equipment, tools, and labor, necessary to complete the Work described and reasonably inferable from this Contract;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, it is agreed as follows:

1.     Defined Terms and Order of Precedence

1.1     Defined Terms:  The following words, when capitalized, shall have the meanings set forth below:

1.1.1       Commissioning:  “Commissioning” means checking and preparation of the Plant for operation, functional control loop checking, interlock testing, system purging and utility system startups to confirm that the Plant is ready for Startup, as further described in Exhibit E.

1.1.3       Contract:  “Contract” means these General Conditions, the attached Exhibits A through F, any attached Schedules, and all additions or modifications thereto made in accordance with Section 19.2 below.

1.1.4       Contract Sum:  “Contract Sum” means the sum set forth in Section 8.1 below, or such greater or lesser amount as may be determined in accordance with Section 6 below.

1.1.5       Harris Mechanical’s Project Manager:  “Harris Mechanical’s Project Manager” means the individual designated from time to time by Harris Mechanical in writing as having the responsibilities described at Section 11.1 below.

1.1.6       Date of Commencement:  “Date of Commencement” means October 24, 2006, the date of commencement of this Contract.

1.1.7       Day:  “Day” means calendar day.

1.1.8       [INTENTIONALLY OMITTED]

1.1.9       Equipment:  “Equipment” means the equipment to be procured by Harris Mechanical described in Exhibit A and the schedule attached to Exhibit A.

1.1.10     Final Completion:  “Final Completion” means that (i) obligations under the Performance Test protocol described at Exhibit C and D and any right to cure that Delta-T may choose to exercise under Exhibit D have been met, or that completion of such obligations has been waived by Owner in writing or by passage of time as provided at Section 7.5 below, (ii) all Work has been completed as required by the Contract and all of the items on the Punch List signed by both Owner and Harris Mechanical have been corrected and completed and (iii) all lien waivers, or affidavits, required under Section 8.5 have been delivered and (iv) all drawings and other documents identified on Exhibit A as documents to be delivered by Harris Mechanical to Owner have been delivered, and (v) a general release executed by Harris Mechanical waiving, upon receipt of final payment by Harris Mechanical, all claims, except those claims previously made in writing to Owner and remaining unsettled at the time of final payment.

1.1.11     General Conditions:  “General Conditions” means all portions of this Contract other than the attached Exhibits.

1.1.12     Legal Requirements: “Legal Requirements” means all applicable federal, state, and local laws, codes, ordinances, rules, regulations, orders and decrees of any government or quasi-government entity having jurisdiction over the Plant or the Site, the practices involved in the Plant or the Site, or any Work.

1.1.13     Mechanical Completion:  “Mechanical Completion” means that the Plant has satisfied all of the conditions to Mechanical Completion set forth at Exhibit E.

1.1.14     Owner’s Representative:  “Owner’s Representative” means the individual designated from time to time by Owner in writing as having the responsibilities described at Section 11.2 below.

1.1.15     Performance Test:  “Performance Test” means the test defined in Exhibits C and D.

1.1.16     Plant:  “Plant” means the name-plate 55 MGPY undenatured ethanol plant to be constructed for Owner under this Contract.

1.1.17     Project:  “Project” means construction and equipping of the Plant.

1.1.18     Punch List:  “Punch List” means a list of all portions of the Work, if any, which are incomplete or do not conform to the Contract.

1.1.19     Schedule:  “Schedule” means the schedule set forth in Exhibit F, as amended from time to time by mutual agreement of the Parties in accordance with this Contract.

1.1.20     Site:  “Site” means the land upon which the Plant is to be located.

1.1.21     Site Manager:  “Site Manager” means the individual designated from time to time in writing by Harris Mechanical under Section 11.1 below.

1.1.22     Startup:  “Startup” means the commencement of operation of the Plant for the purposes of either commencing the Performance Test or for commercial purposes, as described in Exhibit E.

1.1.23     Subcontractor:  “Subcontractor” means any person or entity retained by Harris Mechanical as a contractor to perform a portion of the Work and shall include materialmen and suppliers.

1.1.24     Sub-Subcontractor:  “Sub-subcontractor” means any person or entity retained by a Subcontractor as a contractor to perform any portion of a Subcontractor’s Work which shall include materialmen and suppliers.

1.1.25     Substantial Completion:  “Substantial Completion” means the date on which the Plant has successfully completed performance testing and performs, with permanent equipment, at 90% of the performance guarantees as prescribed by Exhibit D for the periods required by Exhibit D.

1.1.26     Work:  “Work” means all of Harris Mechanical’s design, engineering, procurement, construction, and other services required by the Contract, and the furnishing of all materials, equipment, tools, and labor required by the Contract, and reasonably inferable from’ the Contract.

1.1.27     Delta-T:  “Delta-T” means Delta-T Corporation, a corporation organized and acting under and pursuant to the laws of the Commonwealth of Virginia and having its main place of business at 323 Alexander Lee Parkway, Williamsburg, VA 23185.

1.2     Order of Precedence:  In the event of any conflict between these General Conditions and the Exhibits hereto, these General Conditions shall be controlling.

2.     Harris Mechanical’s Scope of Work

2.1     Description of Work:  Harris Mechanical shall, in addition to its obligations under these General Conditions, provide the Equipment and services described at Exhibit A, all in accordance with these General Conditions and the specifications set out in Exhibit A. Harris Mechanical shall furnish and perform all design, engineering, procurement and construction services, and provide all material, equipment, tools, and labor necessary to complete the Work described and reasonably inferable from this Contract.

2.2     Permits:  Harris Mechanical shall, at its expense, secure all permits identified as permits to be procured by it in Exhibit A. All other permits required by applicable law or regulation, including without limitation, permits related to environmental protection, to operation of the plant at which the Equipment is installed, or activities of Owner or any of its contractors, if any, other than Harris Mechanical, shall be secured by Owner at Owner’s expense.

2.3     Drawings:  Harris Mechanical shall, upon completion of the Work, deliver to Owner a complete set of appropriately stamped or sealed ready for construction plans, specifications or drawings (“Ready for Construction Design Drawings”) required to perform the Work, as set forth under the applicable rules and regulations related to the practice of professional engineering.  Harris Mechanical shall have no responsibility to provide Owner with any other plans, specifications or drawings for work performed by Owner or its contractors or subcontractors.  In the event that Harris Mechanical is required, pursuant to Exhibit A, to provide Owner or any of Owner’s contractors or subcontractors with electronic copies of plans, specifications or drawings (“Electronic Drawings”), during execution of the Work, Harris Mechanical expressly disclaims any and all liability associated with any changes made to such Electronic Drawings.  Owner acknowledges and agrees that should a dispute arise with respect to the accuracy of the Electronic Drawings and the Ready for Construction Design Drawings to be submitted under this Section 2.3, the Ready for Construction Design Drawings shall be considered prima fade evidence in any dispute resolution proceedings as set forth in Article 17 below.

2.4     License of Certain Documents and Drawings:  Except as provided in the License Agreement dated October 24, 2006 between Delta-T and Owner (the “License” or “License Agreement”), Delta-T shall retain ownership of the copyright in, and any and all inventions and trade secrets embodied in, the documents and drawings delivered to Owner under this Contract and in all of the Delta-T Technology.

2.5     Or Equal:  Whenever in any of the Contract, any Section, materials, or equipment is defined by describing a proprietary product or by using the name of a manufacturer or vendor, the term, “or equal” if not inserted, will be implied.  The specific Section, material or equipment mentioned will be understood as indicating the type, function, minimum standard of design, efficiency, and quality desired and will not be construed in such a manner as to exclude manufacturer’s products of comparable quality, design, and efficiency.  Where a product is mentioned by the name of a manufacturer or vendor in the Contract, Harris Mechanical will identify to Owner the names of any products to be used in lieu of the ones named in the documents prior to awarding a purchase order.  Owner shall have the right to reject any substituted product upon five (5) days written notice to Harris Mechanical, unless such product is critical to the successful completion of the Work, or is the only product available that is suitable for the purpose for which it is intended.

2.6     Design Professional Services.  Harris Mechanical shall, consistent with applicable state licensing laws, provide through qualified, licensed engineers, and other design professionals employed by Harris Mechanical or procured from qualified, independent license design professionals who are not employees of Harris Mechanical but are retained by Harris Mechanical (the “Design Consultants”), the necessary design services, including engineering, and other design professional services, for the preparation of the required drawings, specifications, and other design submittals to permit Harris Mechanical to complete the Work consistent with the Contract.  Harris Mechanical shall provide in its contracts with any retained consultants that Owner is an intended third party beneficiary of the contracts with the right to enforce them.

2.7     Standard of Care for Design Professional Services.  The standard of care for all design professional services performed to execute the Work shall be the care and skill ordinarily used by members of the design profession practicing under similar conditions at the same time and locality of the Plant.  Notwithstanding the preceding sentence, if the parties agree upon specific performance standards for any aspect of the Work, which standards are as set forth in the Contract, the design professional services shall be performed to achieve such standards.

2.8     Design Development Services.  Harris Mechanical shall submit to Owner construction plans and specifications setting forth in detail drawings and specifications described in the requirements for construction of the Plant and completion of the Work.  The construction documents shall meet the requirements of the Contract and be consistent with the scope of the Work.  Harris Mechanical and Owner shall meet and confer about the submissions, with Owner’s review of the design submissions and construction documents being for the purpose of mutually establishing a conformed set of construction documents compatible with the requirements of the Work.  Neither Owner’s review nor approval of any design submissions or construction documents shall be deemed to transfer any design liability from Harris Mechanical to Owner.

2.9     Legal Requirements.  Harris Mechanical shall perform the Work in accordance with all Legal Requirements and prudent industry practices and shall provide all notices applicable to the Work as required by all applicable federal, state, and local laws, codes, ordinances, rules, regulations, orders, and decrees of any government or quasi-government entity having jurisdiction over the Plant or the Site, the practices involving the Plant or the Site, or any Work.

2.10   Government Approvals and Permits.  Exhibit A sets forth all necessary permits, approvals, and licenses required to be in Harris Mechanical’s name and Harris Mechanical’s position as a construction contractor for the prosecution of the Work by any government or quasi-government entity having jurisdiction over the Plant.  Harris Mechanical shall provide reasonable assistance to Owner in obtaining those permits, approvals, and licenses that are Owner’s responsibility.

2.11   Harris Mechanical’s Construction Phase Services.

2.11.1     Unless otherwise clearly provided in the Contract to be the responsibility of Owner or a separate contractor, Harris Mechanical shall provide through itself or Subcontractors the necessary supervision, labor, inspection, testing, start-up, material, equipment, machinery, and other temporary facilities to permit Harris Mechanical to complete the Work consistent with the Contract.

2.11.2     Harris Mechanical shall perform all construction activities efficiently and with the requisite expertise, skill and competence to satisfy the requirements of the Contract.  Harris Mechanical shall at all times exercise complete and exclusive control over the means, methods, sequences and techniques of the Work.

2.11.3     Harris Mechanical shall employ only Subcontractors who are duly licensed and qualified to perform the Work consistent with the Contract.

2.11.4     Harris Mechanical assumes responsibility to Owner for the proper performance of the Work of Subcontractors and Design Consultants and any acts and omissions in connection with such performance.

2.11.5     Harris Mechanical shall coordinate the activities of all Subcontractors.  If Owner performs other work on the Plant or at the Site with separate contractors under Owner’s control, Harris Mechanical agrees to reasonably cooperate and coordinate its activities with those of such separate contractors so that the Plant can be completed in an orderly and coordinated manner without unreasonable disruption.

3.     Information, Goods and Services to Be Provided by Owner

3.1     Specific Goods and Services:  Owner shall provide the following prior to commencement of any Work by Harris Mechanical:  (a) a Plant site suitable for construction of the Plant, complete with adequate space for office and storage needs of Harris Mechanical during construction, (b) suitable access of the Plant site, (c) utilities necessary for Harris Mechanical’s performance of the Work, (d) all permits and licenses necessary for construction and operation of the Plant other than those to be provided by Harris Mechanical as listed on Exhibit A, and (e) evidence reasonably satisfactory to Harris Mechanical that it has secured financing sufficient to permit Owner to pay all its financial obligations in connection with building of the Plant, including payment of all amounts due to Harris Mechanical.  Owner shall provide the following prior to commencement of the Performance Test:  (i) personnel required to be trained by Harris Mechanical, at the time(s) needed to meet the training plan described at Exhibit A and (ii) supplies and utilities required to perform Owner’s obligations under Exhibits C and D.

3.2     Other Goods and Services:  Owner shall also furnish to Harris Mechanical, at Owner’s expense, all documents, drawings, specifications, information and services showing all existing structures, foundations and undergrounds in or adjacent to the Plant site that may be relevant to performance of the Work, if any; coordinates, bench marks and base lines for the land area and locations where all associated items of equipment, if any, are to be installed; the existence and location of subsurface obstructions and conditions; soil data and specific criteria for foundation design relevant to the Work; adequate arrangement drawings, utility requirements and process connections of all those existing items of machinery and equipment of existing facilities, if any, with which the Work must interconnect or accommodate, sufficient for Harris Mechanical’s performance of the Work; and the specific emission, effluent and environmental criteria and requirements for the Work; and all other documents, drawings, specifications, information and services, if any, identified as within the Owner’s Scope of Services in Exhibit A.  Harris Mechanical shall be entitled to rely upon such data and design criteria in the performance of the Work.  Owner shall provide all such items within the times prescribed in the Schedule, or if no time is prescribed, within the time reasonably required to allow Harris Mechanical to perform its obligations under this contract.  Furthermore, Harris Mechanical shall have the right to receive from Owner reasonable written assurance, and evidence reasonably acceptable to Harris Mechanical, that Owner is not aware of any physical, financial or legal matters that would prevent Owner from fulfilling its obligations hereunder or impede performance of the Parties obligations under this Contract in accordance with the Schedule.  If Harris Mechanical becomes aware of any error in a document, drawing, specification or other information supplied by Owner it will promptly notify Owner of the same.  Harris Mechanical shall, however, have no liability of any kind with respect to any en-or of which it is not actually aware.  In addition, Owner shall be fully responsible for providing all goods and services, if any, that become necessary as a result of the discovery of hazardous materials or materials with archeological significance, provided that Harris Mechanical shall be responsible for any hazardous materials or hazardous substances released on the Site by Harris Mechanical or its Subcontractors.

4.     Interface and Site Conditions

4.1          Site Conditions:  Harris Mechanical has visited the Site and has had the opportunity to become familiar with the condition of the Site as it applies to performance of the Work.  If conditions are encountered at the Site which (1) were not readily observable by visual inspection of the Site, or (2) are unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in this Contract, or (3) differ from conditions shown in any drawing, document or other information, if any, that Owner is required to deliver to Harris Mechanical under Section 3 above, then notice by the observing Party shall be given to the other Party promptly before such conditions are further disturbed and in no event later than 14 days after first observance of the conditions.  If any such condition causes any increase or decrease in Harris Mechanical’s cost of, or time required for, performance of any part of the Work, or any increase or decrease in any other obligation of Harris Mechanical, Owner shall within 14 days of issuance or receipt of notice, as the case may be, under this Section 4.1, issue a change or in accordance with Section 6 below, covering only such costs incurred and time lost for properly documented cost and time.

4.2     Cooperation with Others:  Harris Mechanical will cooperate with Owner’s other contractors, if any, to facilitate coordination of the Work with the work of others.  Harris Mechanical shall not be required to check the quality or quantity of work performed by Owner or Owner’s contractors or subcontractors.  Harris Mechanical shall not have control over or responsibility for the construction, methods, techniques, sequences or procedures or for safety precautions and programs used by Owner or Owner’s contractors or subcontractors in connection with the Owner’s work or work of others and shall have no liability thereon.

5.     Schedule

5.1 Schedule:  The Work shall commence within five (5) days of Harris Mechanical’s receipt of a Notice to Proceed from Owner, which shall in no event be earlier than October 24, 2006, unless the parties mutually agree otherwise in writing.  Harris Mechanical agrees that it will commence performance of the Work and achieve the Contract Times in accordance with the Schedule and this Article 5.

5.1.1       Substantial Completion and Final Completion:  So long as Harris Mechanical receives a Notice to Proceed not later than ten (10) days after November 1, 2006, Substantial Completion shall be achieved not later than April 1, 2008.  Final Completion of the Work shall be achieved as expeditiously as reasonably practicable, but in no event, will Final Completion of the Work be completed later than June 1, 2008.

5.1.2       Time is of the Essence:  Owner and Hams Mechanical mutually agree that time is of the essence with regard to completion of the Work.

5.1.3       Delays to Work:  If Harris Mechanical is delayed in the performance of the Work due to acts, omissions, conditions, events, or circumstances beyond its control and due to no fault of its own, its.  Design Consultants, Subcontractors, or others of those for whom Harris Mechanical is responsible, the Contract Time(s) for performance shall be reasonably extended by Change Order.  By way of example, events  that will entitle Harris Mechanical to an extension of the Contract Time(s) include acts or omissions of Owner or anyone under Owner s control (including separate contractors), changes in the Work, Differing Site Conditions, Hazardous Conditions, wars, floods, labor disputes not directed at Harris Mechanical or its Subcontractors or Sub-subcontractors, epidemics abroad, earthquakes, adverse weather conditions not reasonably anticipated, and other acts of God.

5.2     Compensation to Harris Mechanical for Delay:  In the event any delay in the Work of Harris Mechanical caused by Owner, its employees, its contractor’s or vendors for reasons other than force majeure or events beyond the control of Owner or such others, exceeds, individually or in the aggregate, twenty-one (21) days, Harris Mechanical shall be entitled to an appropriate adjustment of the Contract Sum for its direct costs for delays.

5.3     Early Completion Bonus.  If Substantial Completion of the Plant is attained before February 14, 2008 (the “Bonus Date”), Owner shall pay Harris Mechanical at the time of Final Payment an early completion bonus based on the number of days Substantial Completion is attained prior to the Bonus date.  Harris Mechanical will be paid a sum equal to $10,000.00 per day, for each day that Substantial Completion is attained between February 1 and the Bonus Date, $15,000.00 per day for each day that Substantial Completion is attained between January 15 and January 31, 2008, and $20,000.00 for each day that Substantial Completion is attained prior to January 14, 2008 (it being understood that the per-day early completion bonus escalates and is payable on a $10,000.00, $15,000.00, or $20,000.00 per-day basis and not in the aggregate per day).  By way of example, if Substantial Completion is attained on January 30, 2008, the bonus will be paid for thirteen (13) days at $10,000.00 per day and two (2) days of bonus at $15,000.00, for a total bonus of $160,000.00.  Owner’s obligation to pay the bonus is subordinate to its debt service obligations, but shall not be delayed for more than twelve months from when the bonus payment is earned.

5.4     Substantial Completion Delay Liquidated Damages.  Harris Mechanical understands that if Substantial Completion is not attained by the earlier of April 1, 2008 or the date that is thirty (30) days from the date Mechanical Completion is attained (the first date to occur being the “Scheduled Substantial Completion Date”), Owner will suffer damages which are difficult to specify-accurately and ascertain.  Harris Mechanical agrees that if Substantial Completion is not attained by the Scheduled Substantial Completion Date, Harris Mechanical shall pay to Owner a sum equal to $10,000.00 per day for each day that

Substantial Completion is attained after April 1, 2008, $15,000.00 per day for each day that Substantial Completion is attained after April 16, 2008, and $20,000.00 for each day that Substantial Completion is attained after April 30, 2008 (it being understood that the per-day liquidated damages amount escalates and is payable on a $10,000.00, $15,000.00, or $20,000.00 per-day basis and not in the aggregate per day).  By way of example, if Substantial Completion is attained on April 17, 2008, the liquidated damages will be paid for fifteen (15) days at $10,000.00 per day and two (2) days at $15,000.00, for a total liquidated damages amount of $180,000.00.  Harris Mechanical’s total collective liability to Owner for Delay Liquidated Damages as provided in this Section 5.4, shall not exceed $*

6.     Changes

6.1     Change Orders

6.1.1       A Change Order is a written instrument issued after execution of the Agreement signed by Owner and Harris Mechanical, stating their agreement upon all of the following:  (1) The scope of the change in the Work; (2) the amount of the adjustment to the Contract Price (If the Change Order is silent as to the amount of the adjustment to the Contract Price, then the Contract Price shall be deemed to be unchanged by the Change Order.); and (3) the extent of the adjustment to the Contract Time(s).  If the Change Order is silent as to the adjustments to the Contract Time(s), then the Contract Time(s) shall be deemed to be unchanged by the Change Order.

6.1.2       All changes in the Work authorized by applicable Change Order shall be performed under the applicable conditions of the Contract.  Owner and Harris Mechanical shall negotiate in good faith and as expeditiously as possible the appropriate adjustments for such changes.

6.1.3       If Owner requests a proposal for a change in the Work from Harris Mechanical and subsequently elects not to proceed with the change, a Change Order shall be issued to reimburse Harris Mechanical for reasonable costs incurred for estimating services, design services and services involved in the preparation of proposed revisions to the Contract, but not to exceed $2,000 per request unless authorized by Owner in writing to exceed this limit.

*      PORTIONS OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.2     Work Change Directives

6.2.1       Owner has the right to order changes in the Work at any time within the general scope of the Contract.  A Work Change Directive is a written order prepared and signed by Owner, directing a change in the Work prior to agreement on an adjustment in the Contract Price and/or the Contract Time(s).

6.2.2       Owner and Harris Mechanical shall negotiate in good faith and as expeditiously as possible the appropriate adjustments for the Work Change Directive.  Upon reaching an agreement, the parties shall prepare and execute an appropriate Change Order reflecting the terms of the agreement.

6.2.3       If the change, in Harris Mechanical’s judgment, would have a detrimental impact on performance of the Plant, or if the amount of the cost of the change order in dispute exceeds 1% of the Contract Sum, then Harris Mechanical shall have no obligation to proceed with any change until such agreement is reached.  Furthermore, Harris Mechanical shall in no case be required to agree to any change requiring the handling of PCBs, asbestos or any other hazardous material.

6.3     Minor Changes in the Work

6.3.1       Minor changes in the Work do not involve an adjustment in the Contract Price and/or Contract Time(s) and do not materially and adversely affect the Work, including the design, quality, performance and workmanship required by the Contract.  Harris Mechanical may make minor changes in the Work consistent with the intent and requirements of the Contract, but only if approved by Owner in writing, Harris Mechanical shall promptly inform Owner, in writing, of any such changes and record such changes on the documents maintained by Harris Mechanical.

6.4     Contract Price Adjustments

6.4.1       The increase or decrease in Contract Price resulting from a change in the Work shall be determined by one or more of the following methods:  (1) unit prices set forth in the Agreement or as subsequently agreed to between the parties; (2) a mutually accepted, lump sum, properly itemized and supported by sufficient substantiating data to permit evaluation by Owner; (3) costs, fees and any other markups set forth in the

Agreement; and (4) if an increase or decrease cannot be agreed to as set forth in items 1 through 3 above and Owner issues a Work Change Directive, the cost of the change of the Work shall be determined by the reasonable expense and savings in the performance of the Work resulting from the change, including a reasonable overhead and profit, as may be set forth in the Agreement.  Harris Mechanical shall maintain a documented, itemized accounting evidencing the expenses and savings associated with such changes.

6.4.2       If unit prices are set forth in the Contract or are subsequently agreed to by the parties, but application of such unit prices will cause substantial inequity to Owner or Harris Mechanical because of differences in the character or quantity of such unit items as originally contemplated, such unit prices shall be equitably adjusted.

6.4.3       If Owner and Harris Mechanical disagree upon whether Harris Mechanical is entitled to be paid for any services required by Owner, or if there are any other disagreements over the scope of Work or proposed changes to the Work, Owner and Harris Mechanical shall resolve the disagreement pursuant to Article 17 hereof.  As part of the negotiation process, Harris Mechanical shall furnish Owner with a good faith estimate of the costs to perform the disputed services in accordance with Owner s interpretations.

6.5     Emergencies

6.5.1       In any emergency affecting the safety of persons and/or property, Harris Mechanical shall act, at its discretion, to prevent threatened damage, injury or loss.  Any change in the Contract Price and/or Contract Time(s) to which Harris Mechanical is entitled under other provisions of the Contract on account of emergency work shall be determined as provided in this Article 6.

7.     Commissioning, Startup, Training of Owner’s Personnel, and Final Acceptance

7.1     Mechanical Completion and Commissioning:  Harris Mechanical shall carry out the Commissioning and Startup of the Plant according to the Schedule and as specified in Exhibit E. Harris Mechanical shall give Owner at least three (3) calendar day notice when Harris Mechanical-believes that the Work has reached Mechanical Completion and with or before such notice, shall provide Owner a draft list of items of Work that have to be completed before final payment.  Within five (5) days of Owner’s receipt of Harris Mechanical’s notice, Owner and Harris Mechanical will jointly inspect such Work to verify Mechanical Completion to verify the Plant has achieved Mechanical Completion and verify the additional Work necessary to complete before Final Completion and to develop a mutually-agreeable Punch List.  Owner shall, within seven calendar days thereafter deliver to Harris Mechanical its proposed Punch List signed by Owner’s Representative.  Such Punch List shall clearly designate which items, if any, need to be completed in order to reach Mechanical Completion.  Harris Mechanical shall within six (6) calendar days of receipt of the Punch List mark the list to show Harris Mechanical’s disagreement, if any, with any of the items listed by Owner, and return a copy of the list so marked and signed by Harris Mechanical to Owner.  In the event that Parties do not agree on the items that should be included on the Punch List within eight (8) calendar days thereafter, then either Party may submit the matter to disputes resolution under Section ‘17 below.  Harris Mechanical, with Owner’s assistance, shall commence Commissioning upon achievement of Mechanical Completion.  Commencement of Commissioning shall conclusively be deemed to indicate that Mechanical Completion has been achieved.

7.2     Performance Test:  Harris Mechanical, with Owner’s assistance, shall Startup the Plant and begin the Performance Test as soon as the conditions to Startup described in Exhibit E have been completed to achieve and sustain the Performance Guaranties described in Exhibit D in accordance with the Performance Test Protocols described in Exhibit C.

7.3     Substantial Completion:

7.3.1       Harris Mechanical shall notify Owner when it believes the Plant has achieved Substantial Completion and, with or before such notice.  Harris Mechanical shall prepare and issue a Certificate of Substantial Completion that will set forth (i) the date of Substantial Completion of the Work, (ii) the remaining items of Work that have to be completed before Final Completion (omissions of an item from the list shall not be a waiver of the right to have such items of Work done or an admission that it was done), (iii) provisions (to the extent not already provided in the Contract) establishing Owner’s and Harris Mechanical’s responsibility for the Plant’s security, maintenance, utilities and insurance pending final payment and (iv) an acknowledgment that warranties commence to run on the date of  Substantial Completion, except as may otherwise be noted in the Certificate of Substantial Completion.  Within five (5) days of Owner’s receipt of Harris Mechanical’s notice, Owner and Harris Mechanical will jointly inspect the Plant Work to verify the Plant has achieved Substantial Completion with permanent equipment installed in operating condition and order required under the Contract, and verify the additional Work necessary to complete before Final Completion and to develop a mutually-agreeable Punch List.  Owner shall give notice of objection to the claim of Substantial Completion within seven (7) days of the joint inspection date.  Owner shall, within seven calendar days after the inspection deliver to Harris Mechanical its proposed Punch List signed by Owner’s Representative.  Such Punch List shall clearly designate which items, if any, need to be completed in order to reach Final Completion.  Harris Mechanical shall within six (6) calendar days of receipt of the Punch List mark the list to show Harris Mechanical’s disagreement, if any, with any of the items listed by Owner, and return a copy of the list so marked and signed by Harris Mechanical to Owner.  In the event that Parties do not agree on the items that should be included on the Punch List within eight (8) calendar days thereafter, then either Party may submit the matter to disputes resolution under Section 17 below.

7.3.2       Upon achieving Substantial Completion, Hams Mechanical shall proceed to complete the Work and Delta-T with assistance from Harris Mechanical and Owner will continue the Performance Test protocol described at Exhibit C in effort to attain 100% of the performance guarantees as prescribed by Exhibit D for the periods required by Exhibit D. Upon achieving Substantial Completion, Owner shall release to Harris Mechanical 90% of the Retainage, and the remaining 10% of the Retainage shall be retained until Final Completion or, if earlier, until the Plant achieves 100% of the performance guarantees as prescribed by Exhibit D for the periods required by Exhibit D. If earlier than Final Completion the Plant achieves 100% of the performance guarantees, the then remaining Retainage shall be released, less an amount equal to 150% of the reasonable value of all remaining or incomplete items of Work as noted in the Certificate of Substantial Completion or as previously documented in writing.

7.3.3       At Substantial Completion, care, custody and control of the Plant, shall pass to Owner.  Subsequent to Substantial Completion, Owner will permit Harris Mechanical access to the Plant, subject only to restrictions as necessary for security and safety, so that Harris Mechanical may conduct Corrective Action and additional Performance

Tests as provided in this Article 7.  After Substantial Completion, Owner shall be solely-responsible for providing property insurance coverage of the Plant, provided, however, that (i) a Certificate of Substantial Completion has been issued for the portion of Work addressing the items set forth in Section 7.3.1 above, (ii) Harris Mechanical and Owner have obtained the consent of their sureties and insurers, and to the extent applicable, the appropriate government authorities having jurisdiction over the Plant, and (iii) Owner’s use or occupancy will not significantly interfere with Harris Mechanical’s completion of the remaining Work.

7.4     Training of Owner’s Personnel:  Harris Mechanical shall provide the training described in Exhibit A. Except as provided otherwise in Exhibit A, Owner shall provide appropriate personnel, and Harris Mechanical shall provide such training, at times mutually agreed by them.

7.5     Failure to Reach Final Completion for Reasons Beyond Harris Mechanical’s Control:  If for any reason Owner fails to permit Harris Mechanical access to the Plant after the date of Mechanical Completion in order to permit Harris Mechanical to do all things necessary to achieve Final Completion, and such failure to permit access continues for an aggregate of thirty (30) days, then Final Completion shall be deemed to occur on the thirtieth day (in the aggregate) that such access is denied.

8.     Payment

8.1     Contract Sum:  Owner will pay Harris Mechanical for the full and satisfactory completion of the Work the Contract Sum of $86,786,045.00, or such other sum as may be determined in accordance with Section 6 or Section 5.  The Contract Sum does not include any sales or other tax.  If Harris Mechanical is; now or in the future, required to collect from Owner or pay any federal, state, local or other tax with respect to all or any part of the Work, then that amount shall be paid by Owner at Harris Mechanical’s request, in addition to the Contract sum.

8.2     Payment Terms; Retainage:  Owner shall make payment in accordance with this Section 8 and Exhibit B. Harris Mechanical shall submit Applications for Payment in the form to be mutually agreed upon by the Parties and set forth at Exhibit B requesting payment for all Work performed as of the dale of the Application for Payment.  The Application for Payment shall be accompanied by all supporting documentation required by the Contract in the form of pay request, and shall include such other documentation as may be reasonably required by Owner’s lender(s).  Five percent (5%) will be retained from all payments made hereunder and retained by Owner as “Retainage.”  The 5% Retainage will be held on all payments made by the Owner to Harris Mechanical until Final Completion.  The Retainage is held in part by Owner as security for Harris Mechanical’s performance of the Work.  The entire Retainage amount is owed to Harris Mechanical as the Final Payment once the Work has achieved Final Completion, less any liquidated damages.

The Application for Payment may request payment for equipment and materials not yet incorporated into the Plant, provided that (i) Owner is satisfied that the equipment and materials are suitably stored at either the Site (or another acceptable location if approved in writing in advance by Owner), (ii) the equipment and materials are protected by suitable insurance and (iii) upon payment, Owner will receive the equipment and materials free and clear of all liens and encumbrances.  Applications for payment may also include the value of incremental progress payments owed by Harris Mechanical to vendors of major items of equipment.

The Application for Payment shall constitute Harris Mechanical’s representation that the Work has been performed consistent with the Contract, has progressed to the point indicated in the Application for Payment, and that title to all Work will pass to Owner free and clear of all claims, liens, encumbrances, and security interests upon the incorporation of the Work into the Plant, or upon Harris Mechanical’s receipt of payment, whichever occurs earlier.

If required by Owner, the Application for Payment shall be verified as accurate and notarized and supported by such data substantiating Harris Mechanical’s right to payment as Owner may reasonably require.  If requested by Owner, Harris Mechanical shall provide lien waivers for itself for the current Application for Payment and for Subcontractors, Sub-subcontractors, and Design Consultants for the previous Application for Payments before Harris Mechanical has earned or has the right to receive any payment.  All lien waivers shall be provided on a mutually agreed upon form.  With the Final Application for Payment, Harris Mechanical shall furnish final lien waivers to Owner for all Work furnished by Harris Mechanical, Subcontractors, Sub-subcontractors, Design Consultants, and other persons furnishing labor or materials for the Work, as a precondition to Final Payment.  This Section shall not limit other obligations of Harris Mechanical contained elsewhere to provide lien waivers.

Application for Payment shall not include requests for payment for portions of the Work for which Harris Mechanical does not intend to pay a Design Consultant or Subcontractor within thirty (30) days, unless such Work has been performed by others whom Harris Mechanical intends to pay within thirty (30) days.

Owner shall, through Owner’s Representative, sign the Certificate for Payment set forth on the Application for Payment for the full payment applied for, unless it believes that all or any part of such amount is not then due.  If Owner believes all or part of the amount requested in the Application for Payment is not then due, Owner shall amend the Certificate for Payment contained therein by indicating the amount, if any, that it believes to be due, and shall sign the certificate as amended and deliver the certificate, together with written notice of Owner’s reasons for certifying less than the whole amount of applied for.  If for any reason Owner’s Representative fails to deliver to Harris Mechanical a signed Certificate for Payment within five (5) days prior to the date payment is due, then Owner shall be deemed to have waived any right it may have had to withhold all or any part of the payment applied for.

Provided Harris Mechanical has properly submitted the Application for Payment with required documentation, and subject to Owner’s rights to withhold, Owner shall wire transfer, in immediately available funds, all amounts for which it has issued certificates, or failed to issue timely certificates, and if no time is indicated thereon, within thirty (30) days of the date of its receipt of the Application for Payment, to a bank account to be selected by Harris Mechanical, at its sole discretion.  Owner’s payment shall constitute a Certificate for Payment if the Certificate for Payment form is not executed by Owner.  If Owner does not certify payment in the amount of the Application, and Harris Mechanical and Owner cannot agree on a revised amount within five (5) days of the date of the Certificate for Payment for less than the full amount, then either Party may request a demand for arbitration in accordance with Section 17.  In any case, when the reasons stated by Owner for withholding payment of any amount for which an application has been made are removed, in whole or in part, Owner shall immediately issue a Certificate for Payment for the amount withheld and make payment, via wire transfer as described in this Section 8.2, of the amount so certified on or before the date that the next payment is due, but in no case more than thirty (30) days after the date that such Certificate for Payment was due.  Harris Mechanical shall pay Design Consultants and Subcontractors, in accordance with its contractual obligations to such parties, all the amounts Harris Mechanical has received from Owner on account of such parties’ work.  Harris Mechanical will impose similar requirements on Design Consultants and Subcontractors to pay those parties with whom they have contracted.

8.3     Late Payment:  Owner shall pay interest at the rate of Wall Street Prime on all sums past due, not to include those amounts contested in good faith by Owner, which interest shall commence thirty (30) days after payment is due.

8.4     Mechanic’s Lien Waivers and Indemnity:  Harris Mechanical shall pay promptly for all valid amounts due for all materials, labor and equipment used in or in connection with the performance of this Contract, including those of its subcontractor’s and vendors, when bills or claims become due, and shall indemnify and hold harmless Owner from and against all claims of its subcontractors and vendors for amounts due arising from Harris Mechanical’s failure to make any such payments, provided that Owner gives Harris Mechanical prompt notice of such claim and cooperates with Harris Mechanical in defense of such claim.

8.5     Mechanic’s Liens:  Harris Mechanical shall keep the real property upon which the Plant is to be located free and clear of laborer’s, materialmen’s and mechanic’s liens arising out of the performance of the Work for which Owner has made payment.  Owner shall promptly notify Harris Mechanical in writing of any lien so arising of which it has notice or knowledge.  Harris Mechanical shall obtain and timely provide to Owner a partial release of lien with respect to any partial or progress payment made to relevant subcontractors and shall also obtain and timely provide a complete release of lien and general release with respect to any subcontract for which full and final payment is made.  In each case, the release of lien may be for an amount less amounts that will be paid from the payment for which such release of lien is requested.  Harris Mechanical shall promptly pay each subcontractor upon receipt of payment from Owner of the amount invoiced that is due to such subcontractor.

8.6     Final Payment:  Harris Mechanical shall invoice Owner for the final amount due to it under this Contract upon reaching Final Completion.  Payment of all of the Contract Sum remaining unpaid, arid any and all other amounts owing to Harris Mechanical under the Contract, shall, unless provided otherwise in Exhibit B, be made within 30 days after Final Completion, subject to adjustment for any liquidated damages.

9.     Stop Work and Termination for Cause.

9.1     Owners Right to Stop Work

9.1.1       Owner may, without cause and for its convenience, order Harris Mechanical in writing to stop and suspend the Work.  Such suspension shall not exceed ninety (90) consecutive days or aggregate more than one hundred fifty (150) days during the duration of the Project.

9.1.2       Harris Mechanical is entitled to seek an adjustment of the Contract Price and/or Contract Time(s) if its cost or time to perform the Work has been adversely impacted by any suspension of stoppage of work by Owner not resulting from the fault of Harris Mechanical or its.  Design Consultants, Subcontractors, or others of those for whom Harris Mechanical is responsible.

9.2     Owner s Right to Perform and Terminate for Cause

9.2.1       If Harris Mechanical (i) persistently fails to provide a sufficient number of skilled workers, (ii) fails to supply the materials required by the Contract, (iii) fails to comply with applicable Legal Requirements, (iv) fails to timely pay, without cause, Design Consultants or Subcontractors, (v) fails to prosecute the Work with promptness and diligence to ensure that the Work is completed by the Contract Time(s), as such times may be adjusted, or (vi) fails to perform other material obligations under the Contract, then Owner, in addition to any other rights and remedies provided in the Contract or by law, shall have the rights set forth in Sections 9.2.2 and 9.2.3 below.

9.2.2       Upon the occurrence of an event set forth in Section 9.2.1 above, Owner may provide written notice to Harris Mechanical that it intends to terminate the Agreement unless the problem cited is cured, or commenced to be cured, within seven (7) days of Harris Mechanical’s receipt of such notice.  If Harris Mechanical fails to cure, or reasonably commence to cure, such problem then Owner may give a second written notice to Harris Mechanical declaring the Agreement terminated for default.

9.2.3       Upon declaring the Agreement terminated pursuant to Section 9.2.2 above, Owner may enter upon the premises and take possession, for the purpose of completing the Work, of all materials, equipment, scaffolds, tools, appliances and other items thereon, which have been purchased or provided for the performance of the Work, all of which Harris Mechanical hereby transfers, assigns and sets over to Owner for such purpose, and to employ any person or persons to complete the Work and provide all of the required labor, services, materials, equipment and other items.  In the event of such termination, Harris Mechanical shall not be entitled to receive any further payments under the Contract until the Work shall be finally completed in accordance with the Contract.  At such time, if the unpaid balance of the Contract Price for Work performed prior to its default exceeds the cost and expense incurred by Owner in completing the Work, such excess shall be paid by Owner to Harris Mechanical.  Harris Mechanical will only be entitled to be paid for Work performed prior to its default.  If Owner’s cost and expense of completing the Work exceeds the unpaid balance of the Contract Price, then Harris Mechanical shall be obligated to pay the difference to Owner.  Such costs and expense shall include not only the cost of completing the Work, but also losses, damages, costs and expense, including attorneys fees and expenses, incurred by Owner in connection with the reprocurement and defense of claims arising from Harris Mechanical’s default, subject to the waiver of consequential damages set forth in this Contract.

9.3     Owner’s Right to Terminate for Convenience.  Upon written notice to Harris Mechanical, Owner may, for its convenience and without cause, elect to terminate this Agreement.  In such event, Owner shall pay Harris Mechanical for the following:

1.     all Work executed;

2.     the reasonable and documented costs and expenses attributable to such termination, including demobilization costs and amounts due in settlement of terminated contracts with Subcontractors and Design Consultants; and

3.     overhead and profit in the amount of * on the sum of items 1 and 2 above.  In no event shall Owner be liable to Harris Mechanical for profit or overhead on Work not executed.

*                 PORTIONS OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.3.1       If Owner improperly terminates the Agreement for cause, the termination for cause will be converted to a termination for convenience in accordance with the provisions of Section 9.3 of the Contract.

9.4     Harris Mechanical s Right to Stop Work

9.4.1       Harris Mechanical may, in addition to any other rights afforded under the Contract or at law, stop work for the following reasons:  (1) Owner’s failure to provide financial assurances as required under this Contract; or (2) Owner’s failure to pay amounts properly due, under Harris Mechanical’s Application for Payment.

9.4.2       Should any of the events set forth in Section 9.4.1 above occur, Harris Mechanical has the right to provide Owner with written notice that Harris Mechanical will stop work unless said event is cured within seven (7) days from Owner’s receipt of Harris Mechanical s notice.  If Owner does not cure the problem within such seven (7) day period, Harris Mechanical may stop work.  In such case, Harris Mechanical shall be entitled to make a claim for adjustment to the Contract Price and Contract Time(s) to the extent it has been adversely impacted by such stoppage.

9.5     Assignments Upon Termination

9.5.1       Upon any termination by either party, to the extent Owner elects to take legal assignment of contracts and purchase orders (including rental agreements) (and Harris Mechanical hereby grants to Owner the right to do so), Harris Mechanical shall execute and deliver all such documents and take all such actions as Owner may require for the purpose of fully vesting Owner with the rights and benefits of Harris Mechanical under such contracts and purchase orders.  Harris Mechanical, and not Owner, shall remain liable for all obligations under those contracts and purchase orders preceding the later of the date of termination or the effective date of the assignment.  The effective date of the assignment shall be the date designated by Owner as the effective date of the assignment.

9.6     Harris Mechanical s Right to Terminate for Cause

9.6.1       Harris Mechanical, in addition to any other rights and remedies provided in the Contract or by law, may terminate the Agreement for cause for the following reasons:  (1) the Work has been stopped for ninety (90) consecutive days, or more than one hundred fifty (150) days during the duration of the Plant, because of court order, any government authority having jurisdiction over the Work, or orders by Owner under Section 9.1.1 hereof, provided that such stoppages are not due to the acts or omissions of Harris Mechanical or anyone for whose acts Harris Mechanical may be responsible; (2) Owner’s failure to provide Harris Mechanical with any information, permits or approvals that are Owner s responsibility under the Contract which result in the Work being stopped for ninety (90) consecutive days, or more than one hundred fifty (150) days during the duration of the Plant, even though Owner has not ordered Harris Mechanical in writing to stop and suspend the Work pursuant to Section 9.1.1 hereof; (3) Owner’s failure to cure the problems set forth in Section 9.4.1 above after Harris Mechanical has stopped the Work.

9.6.2       Upon the occurrence of an event set forth in Section 9.6.1 above, Harris Mechanical may provide written notice to Owner that it intends to terminate the Agreement unless the problem cited is cured, or commenced to be cured, within seven (7) days of Owner’s receipt of such notice.  If Owner fails to cure, or reasonably commence to cure, such problem, then Harris Mechanical may give a second written notice to Owner of its intent to terminate within an additional seven (7) day period.  If Owner, within such second seven (7) day period, fails to cure, or reasonably commence to cure, such problem, then Harris Mechanical may declare the Agreement terminated for default by providing written notice to Owner of such declaration.  In such case, Harris Mechanical shall be entitled to recover in the same manner as if Owner had terminated the Agreement for its convenience under Section 9.3.

9.7     Bankruptcy of Owner or Harris Mechanical

9.7.1       If either Owner or Harris Mechanical institutes or has instituted against it a case under the United States Bankruptcy Code (such party being referred to as the Bankrupt Party), such event may impair or frustrate the Bankrupt Party’s ability to perform its obligations under the Contract.  Accordingly, should such event occur:  (1) the Bankrupt Party, its trustee or other successor, shall furnish, upon request of the non-Bankrupt Party, adequate assurance of the ability of the Bankrupt Party to perform all future material obligations under the Contract, which assurances shall be provided within ten (10) days after receiving notice of the request; and (2) the Bankrupt Party shall file an appropriate action within the bankruptcy court to seek assumption or rejection of the Agreement within sixty (60)days of the institution of the bankruptcy filing and shall diligently prosecute such action.  If the Bankrupt Party ails to comply with its foregoing obligations, the non-Bankrupt Party shall be entitled to request the bankruptcy court to reject the Agreement, declare the Agreement terminated and pursue any other recourse available to the non-Bankrupt Party under this Article 9.

9.7.2       The rights and remedies under Section 9.7.1 above shall not be deemed to limit the ability of the non-Bankrupt Party to seek any other rights and remedies provided by the Contract or by law, including its ability to seek relief from any automatic stays under the United States Bankruptcy Code or the right of Harris Mechanical to stop Work under any applicable provision of these General Conditions of Contract.

10.  Safety and Security

10.1     Premises:  Harris Mechanical will keep the premises clean and free from rubbish caused by performance of the Work and will insure that its subcontractors do likewise.  At completion of the Work, Harris Mechanical shall leave the premises clean of all debris resulting from performance of the Work.  Harris Mechanical shall provide dumpsters for disposal of material and Harris Mechanical shall be responsible to insure that the proper material is placed in the appropriate dumpster.  Harris Mechanical shall provide the Plant in a clean condition upon the completion of the Work.

10.2     Security:  During construction and installation of the Work, Harris Mechanical will use reasonable means to protect the Work and all Equipment and materials to be used in connection with the Work and located on the Work site safe from injury or defacement, within the defined battery limits, and all equipment owned or leased by Harris Mechanical or any of its subcontractors, and all other equipment and goods of any kind located at the Plant site for the purpose of performing the Work.

10.3     Harris Mechanical’s Responsibility for Plant Safety.

10.3.1       Harris Mechanical recognizes the importance of performing the Work in a safe manner so as to prevent damage, injury or loss to (i) all individuals at the Site, whether working or visiting, (ii) the Work, including materials and equipment incorporated into the Work or stored on-Site or off-Site, and (iii) all other property at the Site or adjacent thereto.  Harris Mechanical assumes responsibility for implementing and monitoring all safety precautions and programs related to the performance of the Work.  Harris Mechanical shall, prior to commencing construction, designate a Safety Representative with the necessary qualifications and experience to supervise the implementation and monitoring of all safety precautions and programs related to the Work.  Unless otherwise required by the Contract, Harris Mechanical’s Safety Representative shall be an individual stationed at the Site who may have responsibilities on the Plant in addition to’ safety.  The Safety Representative shall make routine daily inspections of the Site and shall hold weekly safety meetings with Harris Mechanical’s personnel, Subcontractors and others as applicable.

10.3.2       Harris Mechanical and Subcontractors shall comply with all Legal Requirements relating to safety, as well as any Owner-specific safety requirements set forth in the Contract, provided that such Owner-specific requirements do not violate any applicable Legal Requirement.  Harris Mechanical will immediately report in writing any safety-related injury, loss, damage or accident arising from the Work to Owners Representative and, to the extent mandated by Legal Requirements, to all government or quasi-government authorities having jurisdiction over safety-related matters involving the Plant or the Work.

10.3.3       Harris Mechanical’s responsibility for safety under this Section 10.3 is not intended in any way to relieve Subcontractors and Sub-Subcontractors, or Owner and its contractors, of their own contractual and legal obligations and responsibility for (i) complying with all Legal Requirements, including those related to health and safety matters, and (ii) taking all necessary measures to implement and monitor all safety precautions and programs to guard against injury, losses, damages or accidents resulting from their performance of the Work.

10.3.4       Subsequent to Start-up of the Plant, Harris Mechanical shall comply with Owner’s Safety Policy, Harris Mechanical’s safety policy or applicable Legal Requirements, whichever shall be the more stringent.

10.4     Compliance with OSHA and Similar Laws and Regulations:  Owner shall at all times be solely responsible for compliance with the Occupational Safety and Health Act (“OSHA”), and any similar state laws or regulations.  with respect to its own employees.  In particular, but without limitation, Owner shall be responsible for claims made by any of its employees, whether against Owner or Harris Mechanical, by reason of any personal injury or death which results from a violation of any such law or regulation.  Harris Mechanical shall be solely responsible for compliance with OSHA, and any similar state laws or regulations, with respect to its own employees and will require the same of its subcontractors.  In particular, but without limitation, Harris Mechanical shall be responsible for claims made by any of its employees, whether against Owner or Harris Mechanical by reason of any personal injury or death which results from a violation of any such law or regulation.  The Schedule shall be extended as necessary to allow for cure of any unsafe condition, which results in a suspension of the Work, which is caused by anyone other than Harris Mechanical, its agents, employees or sub-subcontractors.

11.  Project Execution

11.1     Harris Mechanical’s Representative:  Harris Mechanical’s Project Manager and Harris Mechanical’s Site Manager shall be reasonably available to Owner and shall have the necessary expertise and experience required to supervise the Work.  Harris Mechanical’s Project Manager and Harris Mechanical’s Site Manager shall communicate regularly with Owner.  Harris Mechanical’s Project Manager shall represent Harris Mechanical, and written communications given to Harris Mechanical’s Project Manager shall be as binding as if given to Harris Mechanical itself.  All communications to Harris Mechanical’s Project Manager or Site Manager by Owner shall be confirmed in writing upon request by Harris Mechanical.  The name, title, address, telephone numbers, and e-mail addresses of Harris Mechanical’s Project Manager and Harris Mechanical’s Site Manager are set forth below:

Project Manager/Site Manager

Rich Greenland

909 Montreal Circle

St. Paul, MN 55102

651-602-6679 direct

651-602-6699 fax

rqreenlandahmcc.com

651-602-6500 general office

11.2     Owner Representative:  Owner will have at all times during the progress of the Work, a competent  representative  (“Owner’s Representative”)  assigned to the Work.  Owner’s Representative shall represent Owner, and written communications given to- Owner’s Representative shall be as binding as if given to Owner itself.  Owner shall have its Owner’s

Representative on site, or available within 24 hours, at all times during the progress of the Work.  Set forth below is the name, title, address, telephone numbers and e-mail address of Owner’s Representative:

Owners Representative

Kelly Longtin, CEO

Otter Tail Ag Enterprises, LLC

1220 North Tower Road, Suite 201

Fergus Falls, MN 56537

(218) 998-4301 office (218) 998-4302 fax Kellvionotinavahoo.com

(320) 760-0505

11.3     Project Reviews and Approvals:

11.3.1       Reviews:  Harris Mechanical will, as appropriate, and additionally upon Owner’s request, issue a Project progress schedule to Owner.  Harris Mechanical shall participate in reviews of the progress of the Work at the Work site at Owner’s request as set forth in Exhibit A, and if no provision for progress reviews is made in such exhibit, at Owner’s request up to once each month.  Owner may review and comment on any plan, drawing or specification, that Harris Mechanical delivers to Owner.  No review or comment made by Owner shall result in Owner’s being deemed to have assumed any responsibility for any of the Work.  Harris Mechanical shall attempt to incorporate Owner’s comments where it can do so without increasing Harris Mechanical’s cost, the time required for performance, or any of its other obligations, but Harris Mechanical shall have no obligation to suspend work to allow time for review and comment except as provided in the Schedule, or to incorporate any of Owner’s comments except as required in order to comply with Harris Mechanical’s obligations under the Contract, or as agreed under Section 6 above.

Harris Mechanical shall provide Owner with monthly status reports detailing the progress of the Work, including whether (i) the Work is proceeding according to schedule, (ii) discrepancies, conflicts, or ambiguities exist in the Contract that require resolution, (iii) health and safety issues exist in connection with the Work or the Site, and (iv) other items require resolution so as to not jeopardize Harris Mechanical’s ability to complete the Work for the Contract Sum and within the Schedule.

11.3.2       Approval Process:  If Exhibit A or the Schedule provides for approval by Owner of any portion of the Work or any document, then Owner shall be deemed to have given its approval unless it delivers written notice of its disapproval, and the specific reasons for its disapproval within the time allowed according to the Exhibit or Schedule, or in the absence of statement of the time allowed, within ten (10) business days of receipt of the document or written request for approval.  In the event that the reason for disapproval by the reviewing Party results from failure of the other Party (“submitting Party”) to fulfill any of its obligations under this Contract, then the submitting Party shall correct the work or document requiring correction and resubmit it for review.  The reviewing Party shall have five (5) business days, or one-half the time allowed according to the applicable Exhibit or Schedule if such time is prescribed, for the initial review to approve or disapprove the resubmitted work or document, and it shall be deemed to have given its approval unless it delivers written notice of its disapproval, and the specific reasons for its disapproval, within that time.  The review and resubmittal process shall continue in like manner until the submitted Work is approved.  In the event that any disapproval results from a cause other than failure of the submitting Party to fulfill any of its obligations under this Contract, the Schedule shall automatically be extended as provided at Section 5.1 above.

11.4   Subcontractors and Vendors:

11.4.1       Notice of Subcontractor Selection:  Harris Mechanical shall, as soon as practicable after award of the Contract, furnish in writing to Owner the names of Subcontractors or Sub-subcontractors (including those who are to furnish materials or equipment fabricated to a special design) proposed to complete any portion of the Work (in excess of $50,000.00) not to be directly completed by Harris Mechanical.  Owner acknowledges that Harris Mechanical, particularly on large or fast-track projects, may not make final selection of some subcontractor or vendors until later in the project, and that Harris Mechanical has the right to select subcontractors and vendors as long as the selection would not result in failure to satisfy the requirements of this Contract.  The subcontracting, or sub-subcontracting, of any portion of the Work, as described in Exhibit A, shall not relieve Harris Mechanical of responsibility for performance of the Work as provided therein.  Notwithstanding the foregoing, Harris Mechanical shall have the right to subcontract such portions of the Work as it shall determine to be necessary to others which, in turn, shall have the right to subcontract such portions of the Work assigned to them, if any, as they shall deem necessary.

11.5     Cooperation.  Harris Mechanical agrees to cooperate at all times as reasonably requested by Owner and any lender or assignee of Owner and their respective agents and representatives in performance of this Contract.  Harris Mechanical shall sign any document reasonably required by Owner in order to satisfy all lenders or investors providing sources of funds for construction of the Plant.  Owner may assign its interest to one or more lenders or financial institutions or investors, providing sources of funds for construction of the Plant, at any time, provided that the party taking the assignment can supply payment assurances acceptable to Harris Mechanical.

12.  Warranty

12.1     Equipment Warranties:  For a period of one (1) year following Substantial Completion, Harris Mechanical warrants to Owner that the construction, including all materials and equipment furnished as part of the construction, shall be new unless otherwise specified in Contract, of good quality, in conformance with the Contract, fit for their intended purpose, and free of defects in materials and workmanship.  Harris Mechanical’s warranty obligation excludes defects caused by abuse, alterations, or failure to maintain Work by persons other than Harris Mechanical or anyone for whose acts Harris Mechanical may be liable.  Harris Mechanical shall, for the protection of Owner, assign to Owner all warranties and guarantees supplied by all vendors and subcontractors from who it procured goods or services incorporated into the Project.  In addition, Harris Mechanical warrants to Owner that the Equipment will be free from mechanical defects, structural defects and defects in material and workmanship until the earlier of twelve (12) months from completion of the Performance Test, eighteen (18) months from Mechanical Completion, or twenty-four (24) months from delivery at the Plant site of that component.  OWNER’S SOLE AND EXLCUSIVE REMEDY IN CASE OF BREACH OF THIS WARRANTY SHALL BE REPAIR OR REPLACEMENT AS PROVIDED IN THIS SECTION 12.1.  If any defect covered by the above warranties is discovered within the warranty period, Harris Mechanical shall, subject to the provisions set forth below, repair or replace the defective material or Equipment.  The decision to repair or replace shall be made by Owner.  If Owner and Harris Mechanical do  not agree on whether repair or replacement is the most appropriate remedy, and if the remedy recommended by Harris Mechanical would not impair the performance of the Work or otherwise materially diminish the value of the Work, then Harris Mechanical shall not be required to perform the remedy elected by Owner unless Owner pays Harris Mechanical the excess cost of performing such remedy over and above the cost of performing the remedy recommended by Harris Mechanical.  Harris Mechanical shall in no case have any liability, under this warranty or otherwise, for any defect or deterioration which results from failure of Owner to provide any feedstock, utilities, or other supplies, services or conditions specified in Exhibit C, force majeure, improper operation or maintenance including damage caused by freezing, foreign substance or impurity introduced into the equipment, or any other matter not within Harris Mechanical’s control or the control of its Design Consultants, Subcontractors, or others of those for whom Harris Mechanical is responsible.  Nothing in this warranty is intended to limit any manufacturer’s warranty which provides Owner with greater warranty rights than set forth in this Section 12.1 or the Contract.  Harris Mechanical will provide Owner with all manufacturer’s warranties upon Substantial Completion.

12.2     Desiccant Material:  Harris Mechanical warrants that the molecular sieve desiccant will not deteriorate due to mechanical abrasion to such an extent as to reduce the dehydration capacity of the molecular sieve below the level specified in the Performance Guarantee set forth at Exhibit D for a period of five years from the earlier of twelve (12) months from the completion of the Performance Test or eighteen (18) months from the date of Mechanical Completion.  OWNER’S SOLE AND EXCLUSIVE REMEDY UNDER THIS WARRANTY SHALL BE REPLACEMENT OF THE DESICCANT MATERIAL AS PROVIDED IN THIS SECTION 12.2.  Replacement shall be made at no cost to Owner in the event of a claim under this warranty within one year after Final Acceptance.  With respect to any claim made thereafter, the desiccant replacement cost to Owner shall be pro rated, on a daily basis, on the basis of the number of days remaining in the last four (4) years of the warranty period.  As an example, Owner would pay 50% of the cost of replacement desiccant if the original desiccant had to be replaced exactly three (3) years from the commencement of the warranty period (100% x 730th day/ 1460 total Days).

12.3     Services:  Harris Mechanical warrants, for a period ending one year after Substantial Completion, or the last date on which Harris Mechanical performed work under this Contract if this Contract is terminated for any reason prior to Final Acceptance, that the services provided by it hereunder will be provided with reasonable skill and care of the type normally exercised by other design professionals under similar circumstances.  Harris Mechanical shall not have any obligation or liability for failures or defects due to ordinary wear and tear, corrosion or erosion, or as a result of improper operation, improper maintenance or operating conditions more severe than, or different from, those contemplated in the original design of the Work.  EXCEPT AS PROVIDED OTHERWISE IN THIS CONTRACT OR OTHER AGREEMENT, OWNER’S SOLE AND EXCLUSIVE REMEDY IN CASE OF BREACH OF THIS WARRANTY SHALL BE TO HAVE HARRIS MECHANICAL REPERFORM THE SERVICES FOUND NOT TO SATISFY THIS WARRANTY.

12.4     Notice of Warranty Claim:  Owner shall notify Harris Mechanical of any defect covered by the warranty set forth in Section 12 and Exhibit D as provided at Exhibit D, and shall notify Harris Mechanical in writing of any defect covered by any other warranty within thirty (30) Days after discovering such defect, and in no case later than thirty (30) Days after expiration of the applicable warranty period.  Any claim for breach of warranty not made in writing within the time prescribed in this Section 12 shall be deemed waived.  In the event that the Owner has a claim based solely on the acts or omissions of Delta-T or the performance of Delta-T specified/furnished equipment, then the Owner agrees to pursue a claim directly against Delta-T and/or the supplier of the equipment and accept whatever, if anything, that it recovers with regard to such claim in total satisfaction of the claim.  To the extent necessary, Harris Mechanical will provide the Owner with an assignment of any of Harris Mechanical’s rights necessary for the Owner to pursue such claims.  This limitation on Harris Mechanical’s liability shall not relieve Harris Mechanical from the obligation to construct the Work as required by the Project plans and specifications.  Notwithstanding anything to the contrary in this Section 12.6, in no event shall Delta-T’s cumulative liability to Owner and Harris Mechanical exceed the sum of $*

12.5     Correction of Defective Work:

12.5.1       Harris Mechanical agrees to correct any Work that is found not to be in conformance with the Contract, including that part of the Work subject to Section 12.1 hereof, within a period of one year from the date of Substantial Completion of the Work or any portion of the Work, or within such longer period to the extent required by the Contract.

*                 PORTIONS OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.5.2       Harris Mechanical shall, within two (2) days of receipt of written notice from Owner that the Work is not in conformance-with-the-Contract take meaningful steps to commence correction of such nonconforming Work, including the correction, removal or replacement of the nonconforming Work and any damage caused to other parts of the Work affected by the nonconforming Work.  If Harris Mechanical fails to commence the necessary steps within such two (2) day period or to complete the necessary steps as soon as possible, Owner, in addition to any other remedies provided under the Contract, may provide Harris Mechanical with written notice that Owner will commence correction of such nonconforming Work with its own forces.  If Owner does perform such corrective Work, Harris Mechanical shall be responsible for all reasonable costs incurred by Owner in performing such correction.  If the nonconforming Work creates an emergency requiring an immediate response, the two (2) day periods identified herein shall be deemed inapplicable and Harris Mechanical shall commence correction immediately.

12.5.3       The one year period referenced in Section 12.1 above and 12.7.1 above applies only to Harris Mechanical’s obligation to correct nonconforming Work and is not intended to constitute a period of limitations for any other rights or remedies Owner may have regarding Harris Mechanical’s other obligations under the Contract.

12.5.4       Prior to Final Completion, and as a condition to its approval by Owner, Harris Mechanical shall deliver the as-built drawings and specifications with four (4) additional paper copies, arranged in proper order, indexed, and certified as accurate to Owner.  Prior to the application for Final Payment, Harris Mechanical shall provide any updated as-built drawings or specifications as may be required in the same manner and with the same number of copies.  No review or receipt of such records by Owner shall be considered a waiver of any deviation from the Contract nor in any way relieve Harris Mechanical from its responsibility to perform the Work in accordance with the Contract.

12.5.5       Harris Mechanical shall be responsible for collecting, identifying and collating the following materials, and shall deliver four (4) copies to Owner at least sixty (60) days prior to the date Harris Mechanical is required to achieve Substantial Completion:  (1) complete equipment diagrams, operating instructions, maintenance manuals, parts lists, tests and balance reports, inspection reports, guarantees and warranties, as applicable, for each piece of fixed equipment furnished under this Agreement, together with specific information regarding manufacturer’s name and address, nearest distributor, service representative s name, address, office phone number, make and model numbers, operating designs and characteristics, and the like.  These materials shall be supplied in a ring binder, hard-cover books, properly indexed for easy reference (organized according to Construction Specifications Institute Masterformat); (2) name and address of all Subcontractors and Sub-Subcontractors (including equipment and material suppliers), together with their respective areas of work, materials, or equipment furnished; (3) complete operating instructions for each equipment system; (4) complete parts lists, together with recommended spare parts for each type and model of equipment installed; (5) complete list of all materials and equipment utilized, together with the respective location in the Work; (6) a complete list of ingredients and supplies, including quantities and specifications, required for plant Start-up; and (7) a complete set of record drawings, in both electronic format (.dwg files) and black-lined drawings (D-size).

12.5.6 Harris Mechanical shall perform the following as part of the commissioning process:  (a) provide a team of workers as necessary to make corrections, modifications, and adjustments as needed in the commissioning process; and (b) cooperate with Owner and provide information and technical support as requested by Owner.

13.  Transfer of Title and Risk of Loss

Title to, and risk of loss of, the Equipment or any part thereof and all materials and components used, or to be used in the Plant, shall pass to Owner upon ‘delivery to the Work site.  This provision, however, shall in no case be deemed to alter any of the rights or obligations of any party under any insurance policy provided under this Contract, or any waiver of subrogation set forth in Section 14 below.

14.  Insurance; Bonds

14.1     Required Insurance:  Each Party shall carry the insurance coverage described- in this Article 14 as insurance to be carried by it.

14.2     Adjustment of Loss:  Any loss insured under property or builders risk insurance required under this Section 14 shall be adjusted by the insurance carrier with the insured as fiduciary for the other party or parties whose interests are insured thereunder as their interests may appear, and the insured shall pay the proceeds due to them promptly.  The insured shall bear the costs of the deductible, if any, under such policy.

14.3     Waiver of Subrogation:  Owner and Harris Mechanical intend that all builder’s risk policies purchased, or required to be purchased, in accordance with this Contract Will protect Owner, Harris Mechanical and all subcontractors at any tier, and will provide primary coverage for all losses and damages caused by the perils or causes of loss covered thereby.  Owner and Harris Mechanical waive all rights against each other and their respective subcontractors, officers, directors, agents and employees of the other arising out of or resulting from any of the perils or causes of loss covered by such policies and any other property insurance during the period prior to Final Completion and payment of all amounts due to Harris Mechanical under this Contact.  None of the above waivers shall extend to the rights that any Party making such waiver may have to the proceeds of insurance held by Owner as trustee or otherwise payable under any policy so issued.  In addition, Owner waives all rights against Harris Mechanical, its subcontractors at any tier and the officers, directors and employees and agents of any of them for business interruption and any other consequential damages caused by, arising out of or resulting from any such insured perils or causes of loss.  All policies required under the Contract shall be endorsed to include such waivers of subrogation, or confirmation of such waivers shall appear on the certificates of insurance required to be delivered under Section 14.4 below.  Owner and the Harris Mechanical shall require from each of their contractors and subcontractors who do work on the Project similar waivers, each in favor of the other parties enumerated in this Section.

14.4     Certificates of Insurance:  Before commencing the Work, Harris Mechanical and Owner shall each furnish the other with certificates evidencing the coverage required under this Article 14 from the insurance company or companies carrying the aforesaid coverage.  These certificates will provide that the policies may not be amended or terminated unless at least thirty (30) days prior written notice is given to Owner and Harris Mechanical.  Failure of either Party to demand any such certificate prior to commencement of the Work shall not, however, be deemed to relieve any Party of its obligation to carry such insurance.

14.5     Insurance — Miscellaneous:

14.5.1    Harris Mechanical at its sole cost and expense is responsible for procuring and maintaining from insurance companies authorized to do business in the state in which the Plant is located, and with a minimum rating set forth below, the following insurance coverages:

Workers Compensation - State Statutory (Policy to include a waiver of subrogation in favor of Owner and its lender) Employer s Liability - Bodily injury by accident -.  $1,000,000 each accident; bodily injury by disease - $1,000,000 contract limit; bodily injury by disease -$1,000,000 each employee.

Commercial General Liability - (including, a waiver of subrogation in favor of Owner and its lender and naming Owner and its lender as Additional Insured and without limitation, Premises Operations; Independent Contractors (let or sublet work); Contractual Liability; Products and Completed Operations; Explosion, Collapse and Underground (“XCU”); Broad Form Property Personal Injury and Advertising Liability (employment exclusion deleted); Incidental Medical Malpractice; Amendment of Pollution Exclusion-hostile fire; Cross-liability and severability of interests) Coverage of $1,000,000 per Occurrence, $2,000,000 Aggregate with separate Products and Completed Operations limits of $1,000,000 per Occurrence $2,000,000 Aggregate.

Commercial Auto Coverage - $1,000,000 C.S.L.  (This policy shall cover all Harris Mechanical furnished, owned, hired, and non-owned vehicles, including the loading or unloading thereof, name Own3er and its lender as Additional Insureds and include a waiver of subrogation in favor of Owner and its lender.)

Umbrella Excess Liability - (following form on all terms and conditions as indicated above with respect to Employer s Liability, Commercial General Liability and Automobile Coverages).  With limits of liability $10,000,000 per Occurrence and $10,000,000 Aggregate.  Professional Liability Insurance with a minimum single limit of $2,000,000 per claim insuring Harris Mechanical and all other persons for whose acts Harris Mechanical may be liable against any and all liabilities arising out of or relating to the negligent acts, errors, or omissions in connection with the carrying out of professional responsibilities relating to the Work.

Harris Mechanical shall or shall cause all applicable Subcontractors to obtain Inland Marine insurance covering shipments of equipment and materials transported via land and shall provide evidence of such insurance to Owner prior to the shipment of any such equipment or materials.  Minimum Limits of Liability should be equal to the largest value shipment.  If Harris Mechanical or any of Harris Mechanical’s Subcontractors intends to ship any equipment or materials by ocean marine, Harris Mechanical shall notify Owner thirty (30) days prior to shipping.  At such time, Owner shall have the right and option to purchase Ocean Marine Insurance Coverage for such equipment and/or materials.  In the event Owner exercises such right and option, Harris Mechanical or the applicable Subcontractor shall be relieved from its obligation to purchase the insurance coverage specified in the first sentence of this Section.  Further, the Contract Price shall thereupon be reduced to reflect the savings realized by Harris Mechanical, or by the applicable insurer, or Subcontractor, as a result of the cost savings which accrued to the Subcontractor by reason of release from the obligation to purchase ocean marine insurance coverage.  Harris Mechanical shall exercise its best efforts in obtaining the best possible cost savings from such Subcontractors in the event Owner exercises the preceding right and option.

14.5.2       Harris Mechanical’s liability insurance required by this Article 14 shall be written for the coverage amounts set forth in the Agreement and shall include completed operations insurance for the period of time set forth in the Agreement.  Harris Mechanical shall provide its insurance from insurance companies with (i) a Best Insurance Reports rating of A or better and a financial size category of IX or higher, or (ii) if not rated by Best, a Standard & Poor financial strength rating of A or higher, or (iii) other companies approved by Owner in writing signed by Owner and acknowledging that such insurance companies do not have the foregoing ratings.

14.5.3       Harris Mechanical’s liability insurance shall specifically provide coverage for design-build delivery of the Plant.

14.5.4       Such policies shall be provided to Owner prior to the commencement of any design services hereunder.

14.5.5       Prior to commencing any Work hereunder, Harris Mechanical shall provide Owner with certificates evidencing that (i) all insurance obligations required by the Contract are in full force and in effect and will remain in effect for at least two years past Plant completion and (ii) no insurance coverage will be canceled, allowed to expire, renewal refused, or materially changed unless at least thirty (30)days prior written notice is given to Owner.

The insurance required by the Agreement shall be written for not less-than limits of liability specified in the Agreement or required by law, whichever coverage is greater.  Coverage, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until at least two years past Plant completion for Products and Completed Operations under the general liability and umbrella coverage.  Coverage shall be on an “occurrence” basis (except professional liability insurance coverage may be on a “claims made” basis if that insurance is not reasonably available on an “occurrence” basis).  Harris Mechanical is responsible for providing any additional insurance it deems necessary to protect its interest from other hazards or claims in excess of the minimum coverage.

14.5.6       Harris Mechanical shall include Owner and its lenders as additional insureds under Harris Mechanical’s insurance, except Worker’s Compensation and Professional Liability Insurance.  With respect to all insureds, including all additional insureds, Harris Mechanical’s insurance shall be primary and non-contributing with respect to any insurance carried by or otherwise available to Owner or its lender(s).  Harris Mechanical’s insurance shall provide that for all insureds, including all additional Insureds, cross-liability and severability of interests shall exist for all coverages provided thereunder.  Harris Mechanical’s insurance policies must all provide a waiver of subrogation endorsement in favor of Owner and its lender(s).

14.5.7       Approval of the insurance by Owner shall not relieve or decrease the liability of Harris Mechanical.  Owner does not in any way represent that the insurance or the limits of insurance specified in these articles are sufficient or adequate to protect Harris Mechanical’s interests or liabilities, but are minimums.

14.5.8       Harris Mechanical’s Contractual Liability Insurance shall cover Harris Mechanical’s obligations under this Agreement.

14.5.9       In the event Harris Mechanical fails to procure or maintain any insurance coverage required under this Agreement, Owner may purchase such coverage and deduct the cost thereof from the Contract Price.  Harris Mechanical shall require all Subcontractors and design consultants, to purchase and maintain insurance of types and in amounts consistent with the Harris Mechanical s risk management program.  All policies provided by Subcontractors shall name Owner as an additional insured.  Harris Mechanical shall obtain insurance coverage certificates from Subcontractors and shall provide copies to Owner.  The insurance obtained by Harris Mechanical shall, subject to the terms and extent of such insurance, provide coverage to Owner with respect to claims arising from the acts or omissions of Harris Mechanical’s Subcontractors.

14.6       Performance Bond and Payment Bond:  Harris Mechanical shall provide the following performance bond and labor and material payment bond or other performance security:  A Performance Bond and Labor and Material Payment Bond in the amount of the Contract Sum.

14.6.1       At its sole cost and expense, Harris Mechanical shall furnish a Performance Bond and Labor and Material Payment Bond on standard AIA forms, complying with the following specific requirements:

14.6.1.1       Bond shall be executed by a surety, licensed in the State of Minnesota, with a rating of no less than A/XII in the Best s Insurance Guide, and shall remain in effect for a period of not less than one (1) years following the date of Substantial Completion or the time required to resolve any items of incomplete Work and the payment of any disputed amounts, whichever time period is longer.

14.6.1.2       The Performance Bond and the Labor and Material Payment Bond shall each be in amount equal to the Contract Sum and all subsequent increases.

14.6.1.3       Harris Mechanical shall require the attorney in fact who executes the required bonds on behalf of the Surety to affix thereto a certified and current copy of his power of attorney indicating the monetary limit of such power.

14.6.1.4       Every Bond must display the surety’s bond number.  A rider including the following provisions shall be attached to each bond:  (i) The Surety hereby agrees that it consents to and waives notice of any addition, alteration, omission, change, or other modifications of the Contract.  Any addition, alteration, change, extension of time, or other modification of the Contract, or a forbearance on the part of either Owner or Harris Mechanical to the other, shall not release the Surety of its obligations hereunder, and notice to the Surety of such matters is hereby waived; and (ii) The Surety agrees that it is obligated under the bonds to any successor, grantee, or assignee of Owner.

14.6.2       Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Agreement, Harris Mechanical shall promptly furnish a copy of the bonds or shall permit a copy to be made.

14.6.3       Harris Mechanical shall keep the surety informed of the progress of the Work and, where necessary, obtain the surety s consent to, or waiver of, (i) notice of changes in the Work; (ii) request for reduction or release of retention; (iii) request for final payment; and (iv) any other item required by the surety.  Owner shall be notified by Harris Mechanical, in writing, of all communications with the surety.  Owner may, in Owner s sole discretion, inform the surety of the progress of the Work and obtain consents as necessary to protect Owner’s rights, interests, privileges, and benefits under and pursuant to any bond issued in connection with the Work.

15.  Indemnity

15.1   Indemnity by Harris Mechanical for Personal Injury and Property Damage:  Harris Mechanical shall indemnify and hold harmless Owner and its agents and employees from and against all claims made by a third party for any, damages, losses and expenses, including, but not limited to attorney’s fees, arising out of or resulting from Harris Mechanical’s performance of the Work, provided that any such damage, loss or expense:  (1) is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Plant, Equipment or the Work itself) and (2) is caused in whole or in part by any negligent act or omission of Harris Mechanical, its subcontractors, or anyone for whose acts any of them may be liable.  In the event that any such damage, loss or expense was caused in part by Owner or by any other person or entity, however, then Harris Mechanical shall be obliged to pay only the portion of the damage, loss or expense, including reasonable attorney’s fees as is attributable to its relative share of the negligence or omission which caused such damage, loss or expense.

Harris Mechanical’s indemnity obligations set forth in this Section 15.1 shall not be limited by any limitation in the amount of damages, compensation, or benefits payable by or for Harris Mechanical, its design consultants, Subcontractors or other entity under any employee benefit acts, including Worker’s Compensation and disability acts in instances where an employee of any of them, or anyone for whose acts may be liable, has a claim against Owner, its lenders, officers, directors, employees, or agents.

15.2   To the fullest extent permitted by law and without limiting any other indemnification obligations of Harris Mechanical, Harris Mechanical shall indemnify and defend Owner, its officers, directors, assigns, lenders, agents, and employees from any claims, liens, charges (including attorneys fees) or encumbrances (including but not limited to mechanic’s and materialmen’s liens or bond claims) arising out of or in connection with the performance of the Work except to the extent caused by the uncured failure of Owner to make payment when required by the Contract or Owner’s misconduct or breach of contract.  Owner shall be entitled to recover from Harris Mechanical all costs and expenses incurred in enforcing this provision, including attorneys fees.  In the event that any such damage, loss or expense was caused in part by Owner or by any other person or entity, however, then Harris Mechanical shall be obliged to pay only the portion of the damage, loss or expense, including reasonable attorney’s fees as is attributable to its relative share of the negligence or omission which caused such damage, loss or expense.

Upon request of Owner (provided that Harris Mechanical does not have an uncured breach), Harris Mechanical shall within 60 days remove any liens filed against Owner or its property.  If Mechanical fails to do so, Owner is authorized by Harris Mechanical to remove or satisfy any such liens, and Harris Mechanical shall pay to Owner all costs and damages incurred by Owner to do so, including attorneys fees.

15.3   Conditions to Indemnity:  The indemnities set forth in Sections 15.1 and 15.2 above all shall not apply to any design, process or product of a particular manufacturer or manufacturers, which is specified by Owner.  These indemnities are valid only if (a) Owner gives notice of any claim or lawsuit for which it claims indemnity within time sufficient for Harris Mechanical to contest such claim, (b) Owner cooperates fully and promptly with Harris Mechanical in the defense thereof at Owner’s expense for all items related to such defense for time of witnesses who are employees of Owner, costs related to travel, production of documents, fees for any counsel it elects to assist it in addition to counsel appointed by Harris Mechanical for defense of the claim, and (c) Harris Mechanical has full authority in defense of such lawsuit or claim and to settle such claim, provided that, it pays to Owner the cost, if any, of any change in operations resulting from such settlement.  In no case shall Harris Mechanical be liable under Sections 15.1 or 15.2 for any amount, including costs and attorney’s fees, in excess of the limit set forth at Section 16 below.

15.4   Indemnity by Owner:  Owner shall indemnify and hold harmless Harris Mechanical and its agents and employees from and against all damages, losses and expenses, including but not limited to attorney’s fees, and arising or resulting from a claim, order, requirement or charge made or brought by a third party or by the federal, state or local government, or any department, agency or subdivision thereof, based, in whole or in part, on:  (a) defects in title; (b) negligence; (c) hazardous materials (excepting hazardous materials introduced on the Site by Harris Mechanical or its subcontractors or vendors); (d) the existence of any substance located on or under the Work site (excepting substances introduced on the Site by Harris Mechanical or its subcontractors or vendors); (e) a condition of the Work site subject to any law or regulation related to protection of the environment; or (f) any other matters for which Owner shall have responsibility pursuant to this Contract.  This indemnification is valid only if (a) Harris Mechanical gives notice of any claim or lawsuit for which it claims indemnity within time sufficient for Owner to contest such claim, (b) Harris Mechanical cooperates fully and promptly with Owner in the defense thereof at its expense for all items related to such defense for time of witnesses who are employees of Harris Mechanical, costs related to travel, production of documents, fees for any counsel it elects to assist it in addition to counsel appointed by Owner for defense of the claim, and (c) Owner has full authority in defense of such lawsuit or claim and to settle such claim, provided that such settlement requires payment of monetary damages only and that Owner can, and does, pay the full cost of any such settlement.  In the event that any such damage, loss or expense was caused in part by Harris Mechanical or by any other person or entity, however, then Owner shall be obliged to pay only the portion of the damage, loss or expense, including reasonable attorney’s fees as is attributable to its relative share of the negligence or omission which caused such damage, loss or expense.

16.  Limitation of Liability

In no case shall Harris Mechanical or Owner have any liability to the other under or arising from any performance, delay in performance, or breach of this Contract for any indirect, incidental, reliance, punitive, exemplary, or consequential damages (including, without limitation, lost profits, increase in costs of goods or services resulting from delay, cost of capital or losses due to business interruption) whether based on contract, tort or other legal theory, whether or not Harris Mechanical had knowledge of the damages that might result, except as expressly provided otherwise under this Agreement.  Furthermore, Harris Mechanical’s cumulative liability for any and all direct damages under this Contract shall be reduced by the amount of Harris Mechanical’s actual costs and expenses incurred in making any changes, corrections, repairs or replacements contemplated in this Contract and shall in no case exceed (i) prior to Substantial Completion, an amount equal to * of the Contract Sum, and (ii) subsequent to Substantial Completion, an amount equal to * of the Contract Sum.

17.  Dispute Resolution

17.1   Executive Conference or Mediation:  In the event of any controversy or claim arising out of or related to this Contract, or the interpretation, termination or breach hereof, other than default in payment due under Section 8 above which shall be subject to the provisions of this Section at Harris Mechanical’s option, the Parties shall, upon the written request of either of them, attempt to resolve the matter by agreement of the representatives of the Parties.  Such representatives shall be at least one management level above the individuals who have had direct responsibility for performance of the Contract, or the highest level of management of any Party whose highest level of management has had direct responsibility for such performance.  Such representatives shall meet in person or by telephone or teleconference at least once, and shall attempt to resolve any matter raised by either of them by the written notice requesting such resolution for a period of at least thirty (30) Days.  In the event that the Parties are unable to resolve the dispute by agreement of such representatives within such thirty (30) Day period, then at the written request of either Party, the Parties shall submit the matter to mediation under the then current rules of mediation and conciliation of the American Arbitration Association.  The mediation shall occur using a mediator qualified under the laws of the State of Minnesota to be held at St.  Cloud, Minnesota, or such other place as may be mutually agreed to by the Parties.  The Parties shall attempt to resolve any matter submitted to mediation under this Section 17.1 within thirty (30) Days after the date of delivery of the written request for mediation.  Except where

*                 PORTIONS OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

clearly prevented by the matter in dispute, the Parties agree to continue performing their respective-obligations-under this-Contract while the dispute is being-resolved.

17.2   Arbitration:  Any controversy or claim arising out of or related to this Contract, or the interpretation, termination or breach hereof, which cannot be resolved by mutual agreement of the parties or by mediation within the time periods provided at Section 17.1 above, other than default in payment due under Section 8 above which shall be subject to the provisions of this Section at Harris Mechanical’s option, may be submitted to binding arbitration in accordance with the applicable rules of the American Arbitration Association.  The place of arbitration shall be St.  Cloud, Minnesota, or such other location as mutually agreed to by the Parties.  Neither Party shall submit any such matter to arbitration unless the parties have been unable to resolve it by mediation for a period of at least thirty (30) days after the date of request for mediation.  Any party who files a notice of demand for arbitration must assert in the demand all claims then known to that party against the other.  Judgment upon any award rendered by an arbitrator or arbitrators under this Contract may be entered upon it in accordance with applicable law in any court having jurisdiction thereof, but either party hereto shall have the right to contest such award on the grounds that it is contrary to applicable law.  Except where clearly prevented by the matter in dispute, the Parties agree to continue performing their respective obligations under this Contract while the dispute is being resolved.

17.3   Attorney’s Fees and Costs:  All reasonable costs, expenses and attorney’s fees resulting from the litigation or arbitration of any claim under this Contract shall be paid by the losing party to the prevailing party.

18.  Force Majeure

No delay in, or failure of, performance by either Party under this Contract will constitute default hereunder or give rise to any claim for damages if and to the extent caused by an occurrence beyond the control of the party affected, to include but not limited to, acts of governmental authority, acts of God, strikes or other concerted acts of workmen, fire, flood, explosions, riots, war, rebellion or sabotage.

19.  General Provisions

19.1   Assignment:  Neither Harris Mechanical nor Owner shall assign or transfer its duties or obligations hereunder without the prior written consent of the other.  Harris Mechanical hereby consents-to Owner collaterally assigning this Contract and its rights hereunder to one or more lenders or other sources of financing as necessary for Owner to obtain and secure financing to construct and operate the Plant.  This Contract shall be binding upon and shall inure to the benefit of the Parties and the successors and permitted assigns of Owner and Harris Mechanical.

19.2   Entire Contract; Waiver; Amendment:  These General Conditions and the attached Exhibits constitute the full and complete contract between the parties hereto with respect to the subject matter hereof.  There are no statements, agreements, understandings, representations or trade customs of any kind, express or implied, concerning the subject matter which are not merged herein or superseded hereby.  A waiver of any of the terms of this Contract shall not bind either party unless signed by one of its duly authorized representatives.  Waiver by either Party of any default by the other party hereunder shall not be deemed a waiver by such Party of any default by the other which may occur thereafter.  This Contract may only be modified or amended by an agreement in writing executed by both Parties hereto.

19.3   Governing Law; Jurisdiction; Venue:  The validity, performance, construction and effect of this Contract shall be governed by the laws of the state of Minnesota, without regard to choice of law or conflict of law provisions.  Each Party consents to the state courts of Minnesota, Otter Tail County, as the exclusive jurisdiction and venue to determine any non-arbitral disputes.  The parties waive any argument or objection to such jurisdiction and venue and hereby agree that such jurisdiction and venue are mutually convenient.

19.4   Notices:  All notices provided for herein will be considered as properly given if in writing and delivered personally or, by fax or sent properly addressed, postage pre-paid:

If to Harris Mechanical, to:	909 Montreal Circle
St. Paul, MN 55102
Attn: Richard Greenland
Its Senior Project Manager

If to Owner, to:	Otter Tail Ag Enterprises, LLC
1220 North Tower Road, Suite 201
Fergus Falls, MN 56537
Attn: Jerry Larson, President

Notices shall be deemed effective upon actual receipt, or in the case of posting in the U. S.  mail, on the fourth Day after mailing.

19.5   Survival:  Sections 16, 17, and 19 shall survive termination of this Contract.

19.6   Third Parties:  The Parties agree that this Contract is not intended by either Party to give any benefits, rights, privileges, actions or remedies to any person, partnership, firm or corporation (other than a Party or its permitted assignee) as a third party beneficiary under any theory of law.

19.7   Equal Bargain and Representation:  The Parties have participated jointly in the negotiations and drafting of this Contract.  In the event that an ambiguity or question of intent or interpretation arises, this Contract shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.  Each of the Parties acknowledges that it has been represented by legal counsel of its own choice throughout all negotiations, preparation, review and execution of this Contract, and that each Party has executed this Contract voluntarily and with the consent and on the advice of any such legal counsel.  In entering into this Contract, each Party has undertaken such factual inquiry as it has deemed necessary and has relied solely on that inquiry and not on statements or representations of the other Party.

19.8   Time Bar to Legal Action:  All legal actions by Owner or by Harris Mechanical arising out of or in any way connected with this Contract or the services to be performed hereunder shall be barred and under no circumstances shall any such legal action be initiated by Owner or by Harris Mechanical three (3) years after the date of Mechanical Completion unless this Contract shall be terminated earlier, as provided herein, in which case the date of termination of this Contract shall be the date on which such period shall commence.

[SIGNATURE PAGE TO OTTER TAIL AG ENTERPRISES, LLC EPC FIXED PRICE CONTRACT]

IN WITNESS WHEREOF, the parties hereto have executed this Contract on the 24 day of October 2006.

Owner:

OTTER TAIL AG ENTERPRISES, LLC

By	/s/ Jerry Larson
Jerry Larson
Its President

HARRIS MECHANICAL CONTRACTING COMPANY

By	/s/ Rob Latta
Rob Latta
Its Vice-President

Exhibit A Scope of Work

                EPC Fixed Price Contract

                Otter Tail Ag Enterprises, LLC

EXHIBIT A

SCOPE OF WORK

A.1          SCOPE OF SERVICES

A.2          HARRIS MECHANICAL TECHNICAL SPECIFICATIONS

A.3          OWNER’S SCOPE OF SERVICES

Exhibit A Scope of Work

                EPC Fixed Price Contract

                Otter Tail Ag Enterprises, LLC

                A.1 Harris Mechanical Technical Specs

A.1          SCOPE OF SERVICES

1.             PROJECT SCOPE DIVISION OVERVIEW & BASE CONTRACT QUANTITIES

ATTACHED AS SCHEDULE A.1 IS THE PROJECT DIVISION OF RESPONSIBILITIES” (DOR) DATED OCTOBER 24, 2006.  SCHEDULE A.1 IS INCORPORATED INTO THIS EXHIBIT A AND MADE PART HEREOF BY REFERENCE.  THE DOR PROVIDES FURTHER DETAIL ON THE OWNER’S, HARRIS MECHANICAL’S AND DELTA-T’S SCOPE

2.                                      HARRIS MECHANICAL DETAILED PROJECT SCOPE DEFINITION

ENGINEERING AND PROCUREMENT

Harris Mechanical to be responsible for process design, procurement and detail construction engineering for the Plant, consisting of:

•              Process design based on proprietary Delta-T technology

•              Material and energy balances

•              Piping & Instrumentation Diagrams (P&IDs)

•              Plant and equipment arrangements drawings

•              Detailed design and engineering of custom fabricated components

•              Piping and equipment installation specifications

•              Piping layout drawings, as necessary, to facilitate piping installation

•              Equipment and component procurement specifications

•      Equipment foundations and support steel

•      Site layout

•              Architectural drawings and specifications for

•      Administration Building offices and bathrooms

•      Plumbing and HVAC design drawings and specifications

•              Electrical design to include:

•      Power distribution diagrams

•      MCC room equipment location plans

•      Lighting plans

•      Power and lighting plans for office, lab, and control room areas

•      Grounding plans

•      Electrical equipment procurement specifications

•              Instrumentation and controls design, to include:

•      Instrumentation procurement specifications

•      Instrumentation wiring diagrams

•                  Control system hardware and software configuration and programming with control narrative

•                  Control, shutdown and interlock system philosophy and logic with description of the functioning systems for normal and emergency shutdowns, for normal control, for startup, etc.

•                                          Harris Mechanical will review construction and shop drawings submitted by Owner’s other engineers, contractors or vendors, if any.

•                                          One HAZOP Review, and one Owner required review for insurance or safety issues.  Article 6 of the General Conditions will establish if a change order is required.

•                                          Licensed design professionals will provide stamped drawings for the Work where designated by government codes.

•                                          Convert engineering into specifications for all equipment, materials and services provided per this scope.

•                                          Procurement, delivery and unloading of all equipment and materials that are within Harris Mechanical’s scope.

•                                          Preparation of initial equipment records including drawings, installation manuals and recommended spare parts lists for all major equipment within Harris Mechanicals scope.  Harris Mechanical will assemble Maintenance Manuals for all Equipment it procures under this Agreement.  These Manuals will normally consist of vendor information and drawings, but special instructions may be included where the yendor information is insufficient.

•                                          Preparation of an Operations Manual for all process areas.  Six (6) sets of Operations Manuals (2 Manuals during construction, 3 Manuals after Startup and 1 Manual for Harris Mechanical) will be provided which will include:

•                  Description of the entire PLANT PROCESS and each system operation

•                  Detailed operating description of each process unit

•                  Initial start-up procedures

•                  Normal operation

•                  Startup & shutdown under normal operating conditions

•                  Startup & shutdown under emergency conditions

•                  Cleaning & preventive maintenance guidelines

•                  Safety & Health guidelines

•                  Basic troubleshooting guides

•                                          Harris Mechanical will prepare an electronic model of the Plant, for which it has design responsibility, including equipment arrangements and piping design, if provided to Harris Mechanical, and check for interference.  Drawings from the model will be provided in both an electronic format and hard copy (4 prints).

•                                          Record drawings to include the following:

•              P&I Ds

•              Equipment General Arrangement Drawings

•              Utilities, plumbing, and HVAC drawings

•              Electrical One Lines

•              Cable Schedule

•              Lighting Layout & Schedule

•              Electrical Panel Drawings

•              Manufacturers’ Shop Drawings

•              Software Configurations

•                                          Harris Mechanical will provide all drawings and documentation to OWNER in electronic format.  In addition, Harris Mechanical will work with OWNER to establish electronic communication practices, including FTP site on Harris Mechanical’s website and videoconferencing.

•                                          Harris Mechanical will provide telephone consultation at no charge to OWNER’s questions, concerns or problems with regard to the operation and maintenance of the plant for a period of one (1) year following Startup.  In the event that OWNER requests Harris Mechanical personnel to travel to the Plant to address occurrences not caused by Harris Mechanical’s or others under its control failure to perform, OWNER agrees to pay a consulting fee at mutually agreeable rates and to reimburse Harris Mechanical for its reasonable travel expenses.

GENERAL CONDITIONS

Harris Mechanical to be responsible for the general conditions activities, pertaining to the Plant, consisting of:

•                  All necessary construction permits, licenses and certifications for work within Harris Mechanical’s scope.

•                  Coordination ‘of inspections with local authorities for work within Harris Mechanical’s scope.

•                  Insurance as defined in the General Conditions.

•                  All tools, equipment rental, freight, and temporary utilities (including water) to support the construction activities.

•                  Trash disposal and clean up, etc.  required to complete work in Harris Mechanical’s scope.

•                  Harris Mechanical’s office trailer with phone/fax.

•                  Temporary lighting on interior of buildings.

•                  Site safety materials and procedures.

•                  Security as required for Harris Mechanical’s material and equipment.  Harris Mechanical will be permitted to use, without restriction, any available storage space in buildings during the construction period.

•                  Operator training during commissioning and startup period for a period as necessary to successfully train Owner Staff by two (2) Harris Mechanical people. The exact schedule for such training will be coordinated with the Owner, but typically this would include a “classroom” oriented approach for a week during the later stages of construction and “hands-on” training during start-up activities.  If additional training support is required, the per diem rates in Exhibit B will apply.

•                  Commissioning and start-up support for up to thirty (30) calendar days or as necessary to successfully complete startup of the Plant by up to four (4) Harris Mechanical people.

•                  Weather protection (temporary tents, early construction of portions of the building, etc.) so that work within Harris Mechanical’s scope can continue to the best degree feasible (fabricating spool pieces, cutting metal or pipe, etc.) during bad weather.

•                  Warranty for equipment within Harris Mechanical’s scope of work in accordance with the General Conditions.

•                  Sales tax is excluded from Harris Mechanical’s Scope.  Owner will provide Harris Mechanical the information and paperwork necessary to utilize the tax-exempt purchasing status.  If for any reason sales taxes are required, the resultant additional cost will be paid by the Owner.

•                  All freight charges, insurance and other fees required to deliver and unload all components in Harris Mechanical’s scope to the site.

•                  Unloading and storing of all project components or materials within Harris Mechanical’s scope, including all necessary labor and equipment to receive, off load and store the items.

•                  Project and administrative staff supporting the Work of the project.

•                  All onsite as well as home office project management including the clerical staff on site and scheduling/ project controls personnel.  Includes Harris Mechanical participation in Owner requested Progress Reviews in accordance with General Conditions.

•                  Includes all cost associated with travel to the Project office during the entire duration of the project.

•                  This includes all general liability and other insurance that may be required for the project in accordance with the Contract.  Builders risk insurance to be provided by Harris Mechanical.

SITE WORK

Harris Mechanical’s Plant site work consisting of the following:

•                  Provide and install sump pits and sump pumps as required to meet contract design.

•                  Any site work required to install utilities or equipment packages which Harris Mechanical is responsible for.

UTILITIES

Harris Mechanical is responsible for the following Plant Utilities:

•                  Provide and install a natural gas fired boiler of a steel watertube or firetube type, minimum 85% thermal efficiency, with rated capacity in accordance with Section 2 of this Exhibit A; constructed in accordance with ASME Section I, Power Boilers.  Package will include low Nox burners, deaerator, stack, feedwater softener, condensate return system, feedwater pumps (duplex), alarms and controls.  If water quality at the site is poor and the process requires a more comprehensive treatment system, the added scope will be addressed through the change order procedure.

•                  Provide and install a cooling tower package with rated capacity in accordance with Section 2 of this Exhibit A using manufacturer recommended design basis for local environmental conditions.

•                  Provide and install a refrigeration unit (chiller) to provide fermenter cooling during hot weather operating conditions.

•                  Provide and install a compressed air system that will consist of two compressors, each capable of providing nominal design flow rate of dry compressed air for all plant requirements at 100 psig.

•                  A fire protection system will be provided to bring the Work in compliance with the Contract specifications and applicable codes.  The system may include a fire water storage lagoon (first used as a storm water runoff containment pond) with firewater pumping system and piping to critical areas.  Hydrants will be installed for protection of the buildings and the ethanol storage and loadout area.  Buildings will be equipped with sprinkler systems where required by applicable codes.

•                  Except as specifically noted herein, Harris Mechanical will provide all electrical equipment, switchgear, distribution panels, motor starters, wiring and connections, trays, conduit, fittings, local panels, fixtures, supplies and labor to implement the final electrical design generated by Harris Mechanical for both the process equipment and buildings.  Harris Mechanical will also provide external site lighting for the access road, parking area, and any external work areas.

BUILDINGS, STRUCTURES AND RELATED WORK

Harris Mechanical will provide access to equipment within its scope in accordance with sound engineering and safety practices, including catwalks, platforms and stairs in the Main Process Building for access to the major tanks and equipment.

Unit heaters are provided for the DD&E, Main Process, Utility and Maintenance buildings.  Unit heaters in the process areas are designed to maintain temperatures above 40°F in the event of a winter shutdown.

Harris Mechanical will provide the initial stocking of permanent safety equipment for the plant including fire extinguisher stations, safety showers, and eyewash stations so the plant is in compliance with the Uniform Fire Code and governing building codes.

Harris Mechanical will install Owner furnished Delta T standard lab equipment package to provide the Owner with the proper tools to continually monitor process performance and help diagnose any process problems that occur.  This lab package provided by Owner will contain, as a minimum, one each of the following items:

•                  High Performance Liquid Chromatograph (HPLC)

•                  Karl Fisher product moisture analyzer

•                  Centrifuge - lab size

•      Microscope

•      pH meter

•      Dissolved oxygen meter

•      Analytical balance

•      Moisture meter

•      Hotplate

•      Sieves and shaker

•      Incubator

•      Provision of lab supplies, furniture, storage and glassware

GENERAL EQUIPMENT AND PIPING SYSTEMS

Harris Mechanical will provide all equipment, components and piping as required for the Work for the Plant to meet the Contract specifications excluding any items specifically defined herein or the attached DOR as being the Owner’s responsibility.  Harris Mechanical’s responsibilities include, but are not limited to, the following:

•      Installation of all equipment in final position, complete, anchored, connected and in operable condition, except items specifically defined herein as the Owner’s responsibility.

•      Erect large field-fabricated tanks on-site.

•      Provide all piping systems in accordance with the final design and Contract specifications.

•      Provide piping system identification in accordance with Contract specifications.

•      Prime and paint or insulate all carbon steel materials.

•      Provide supplementary steel supports and brackets for equipment.

•      Commission and test all tanks and mechanical systems and connections in accordance with the Contract specifications.

•      Provide all manual and automated valves.

•      Provide all pipe racks, pipe supports, hangers, anchors, and fasteners.

•      Provide all Plant process piping including buried piping.

•      Provide required piping insulation and heat tracing.

•      Provide adequate freeze protection for exposed lines.

•      Provide bulk tanks for chemicals storage.

INSTRUMENTS AND CONTROLS

Harris Mechanical will provide the following for the Plant:

•      All instruments and controls to adequately monitor, measure and control the process per the final design and Contract specifications, except for items specifically defined herein or the attached DOR as the Owner’s responsibility.  Harris Mechanical’s scope includes, but is not limited to, the following:

•      All instrument wiring as required to provide a complete and functioning system.

•      A complete Process Control System with hardware and software to handle all regulatory, discrete and sequential control applications.  The control system modules and hardware will be suitably packaged for an industrial environment.

•      Three (3) operator interface units located in the Main Process Building control room, with which plant operations can be monitored and controlled.

•      Integration of loop and discrete control of the dryer system into the Process Control System, as necessary to make it consistent with process safety standards and standard industry practice.

3.             BASIS OF DESIGN

The following establishes the design basis for a dry-mill ethanol plant capable of producing fuel-grade ethanol using corn as the feedstock.  The rates and other data provided in this section represent a range of expected performance values not guarantees.

The plant will operate 350 days per year with corn feedstock.  The design capacity of the plant will be 55 MGPY undenatured.  Dried Grain with Solubles (DDGS), will be produced to meet US Feed Grade requirements.

The following utilities are required to support plant operation.  The figures are based on anticipated normal production for the first year of operation.  Electric power includes loads for process motors including drying, milling and utility motors such as cooling tower fans and pumps and air compressors.  Natural gas and electricity shall be supplied by the Owner, as follows:

UTILITY	CONDITION	NORMAL CONSUMPTION

Natural gas (MMBTU/hr)	60 psig	36MMBTU
Electrical Power (KW)	480 V, 3 phase, 60 HZ	1.0KW

Unless specifically noted to the contrary, Harris Mechanical’s Basis of Design will conform with, and test in accordance with, the applicable sections and parts of the codes and standards set forth below, including the most recent revisions and supplements at the time of the execution of the Contract.

Applicable Standards	Federal, State, Local, OSHA, Air quality (or appropriate government codes)

Building Codes	UBC

Cable Marking	ICEA (Insulated Cable Engineers Association)

Concrete	ACI (American-Concrete-Institute)

Corrosion	NACE (National Association of Corrosion Engineers)

Electrical/Instrumentation	NEMA (National Electrical Manufacturers Association)

NEC (National Electrical Code)

ISA (Instrument Society of America)

Electrical Components	UL (Underwriters Laboratories)

Flanges	ANSI standard

Fire Protection	NFPA

Heat Exchanger	TEMA (Tubular Exchanger Manufacturers Association)

Nuts, Bolts, Fittings & Line Components	ASTM (American Society of Testing Materials)

SAE (Society of Automotive Engineers)

Painting	SSPC (Steel Structure Painting Council)

Personnel Safety	OSHA (Occupational Safety and Health Association)

Piping, pumps	ANSI (American National Standards Institute)

Structural Steel	AISC (American Institute of Steel Construction)

Tanks	API (American Petroleum Institute)

Valves and Fittings	MSS (Manufacturers Standardization Society)

Vessels (Where required)	ASME (American Society of Mechanical Engineers)

Welding	AWS (American Welding Society)

Exhibit A Scope of Work

EPC Fixed Price Contract

Otter Tail Ag Enterprises, LLC

A.2 Harris Mechanical Technical Specs

A.2          HARRIS MECHANICAL’S TECHNICAL SPECIFICATIONS

The Plant will be constructed in accordance with the following specifications.

Specification	Specification Number
1. Electrical	000-S-ELEC-001
2. Civil	000-S-C-001
3. Structural	000-S-ST-001
4. Piping	000-S-Pipe-001
5. Agitators & Mixers	000-S-AG-001
6. Augers, Conveyors & Legs	000-S-Y-002
Mix Tank Plug Auger	000-S-Y-001
7. Buildings	000-S-BLDG-001
8. Control Valves	000-S-CV-001
9. Instruments	000-S-Inst-001
10. Manual Valves	000-S-MV-001
11. Pumps	000-S-PC-001
12. Plate & Frame HX	000-S-E-002
13. Shell & Tube HX	000-S-E-001
14. Tanks:
Field Erected	000-S-TK-001
Shop Erected	000-S-TK-002
15. Vessels	000-S-VS-001
16. CO2 Liquefaction	000-S-00-001
17. Centrifuge	000-S-CF-001
18. Cooling Tower	000-S-CT-001
19. Dryer	000-S-DR-001
20. Ethanol Load-Out	000-S-ELO-001
21. Air Compressor	000-S-AC-001
22. Boiler	000-8-BLR-09-1

23. Chiller	000-S-CH-001
24. Packing & Column Internals	000-S-PK-001 000-S-TR-001
25. Equipment Installation	000-S-EI-001
26. Grain Handling:
Grain Milling	000-S-GM-001
Grain Receiving & Storage	000-S-GR-001
27. DDGS Storage & Load-Out
28. Ground Meal Specification
29. Process Control System	000-S-PCS-001
30. DWGS Storage and Loadout

Exhibit A Scope of Work

EPC Fixed Price Contract

Otter Tail Ag Enterprises, LLC

A.2 Owner’s Scope

A.3 Owner’s Scope of Services

Owner must provide the following (Harris Mechanical is responsible for all items not specifically listed in this “Owner’s Scope of Services” section):

•         Preparation and filing of all environmental permits.

•         Preparation of, filing for, and cost for obtaining all required national, state and local permits including plant operation requirements and construction permits for Owners scope.

•         Soils testing, geotechnical evaluation, topographic and legal surveys.

•         Cleared flat site within 0.5 ft of final grade suitable for.  Harris Mechanical construction w/o hidden conditions or unusual expense required to make site buildable.  Any sub-surface drainage and tiling, if required, will be provided by the Owner as part of the site preparation responsibilities.

•         Plant operation and maintenance personnel and equipment from date of mechanical completion.

•         Supply of all utility services and streams to the ethanol plant including power, water, steam, condensate return, and other necessary services and costs for plant startup, commissioning, operation, and performance tests.

•         Copies of all permit applications and approvals that provide technical or commercial requirements to be considered in the design or construction of the Plant.

•         Appropriate space and equipment to conduct training.

•         Plant security, including the construction site, throughout the performance of the Work.

•         Approval of the following documents:

•         Plant layout

•         Process Flow Diagram

•         Response to Requests for Approval of documents or vendors/subcontractors within five (5) days of date request is received.

•         Permanent Plant security systems including fences and access control.

•         Office furniture and office equipment for Administration Building, Control Room and Maintenance Building.

•         Plant operating equipment including, but not limited to, front-end loaders, rail cars, forklifts, trucks, and shop equipment (welders, power tools, etc).

•         Ali operational requirements, such as feedstock, chemicals, spare parts, power, gas, needed to produce ethanol.

•         Plant utilities, such as water, sewer, gas, electricity, at one location on the Plant boundary.

•         Corn receiving and storage equipment and facilities including control system connections to the Plant Control Room, electricity, and other utilities.

•         CO2 purification system including all utility support.

•         Rail spur including track and switches.

•         Owner is responsible for hidden or unforeseen site conditions that are required to complete the obligations of the Contract.

Exhibit B Commercial Terms

EPC Fixed Price Contract

Otter Tail Ag Enterprises, LLC

Exhibit B Commercial Terms

EXHIBIT B

COMMERCIAL TERMS

B.1          PRICE

B.2          PAYMENT TERMS

B.3          PAYMENT MILESTONES SCHEDULE OF VALUES

B.4          FORMS (To Be Attached)

•   Application and Certificate for Payment

•   Release of Lien (Partial and Full)

Exhibit B Commercial Terms

EPC Fixed Price Contract

Otter Tail Ag Enterprises, LLC

B.1 Price; B.2 Payment Terms

B.1          PRICE

Contract Sum $86,786,045.00

B.2.         PAYMENT TERMS

In addition to the terms set forth in the Contract, the Contract Sum shall be paid as follows:

Construction and Equipment Procurement	Construction payments to be paid based on schedule of values and milestones to be mutually agreed upon and included in Exhibit B.3

General Conditions	Upon Owner providing Harris Mechanical with Notice to Proceed the following amounts shall be paid.

	Delta T	Tank Supplier	Harris	Total
	$	$	$	$
1-Nov-2006	*	*	*	*
15-Nov-2006		*	*	*
1-Dec-2006	*		*	*
15-Dec-2006		*	*	*
31-Dec-2006			*	*

*      PORTIONS OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B Commercial Terms

EPC Fixed Price Contract

Otter Tail Ag Enterprises, LLC

B.3 Payment Schedule

B.3          PAYMENT SCHEDULE

EXCEPT AS SPECIFICALLY STATED IN SECTION B.2, ALL BILLINGS WILL BE BASED ON THE SCHEDULE OF VALUES AND MILESTONES TO BE MUTUALLY AGREED UPON AND ATTACHED AS SCHEDULE B.3

Exhibit C Performance Test Protocols

EPC Fixed Price Contract

Otter Tail Ag Enterprises, LLC

Exhibit C-1 Performance Test Data Sheet

EXHIBIT C

PERFORMANCE TEST PROTOCOLS

1.             Performance Test Protocols

1.1           Pre-Test Preparation

1.1.1  Prior to the PERFORMANCE TESTS, the PLANT must have reached Mechanical Completion.  In addition, DELTA-T must have run the PLANT or near design rate consistently for a period of seven (7) days, as evidenced by plant operational data provided to Delta-T by OWNER, before the PERFORMANCE TEST is initiated.  Before commencement of PERFORMANCE TEST, DELTA-T shall notify OWNER in writing at least seven (7) Days prior to planned commencement, of the PERFORMANCE TEST that all pre-test conditions have been satisfied, including the following:

•                  Adequate and competent supervision, personnel and resources for effective operation, maintenance and performance analysis of the PLANT, including laboratory analysis, temporary meters or other measuring devices and instrumentation specified as to accuracy and reproducibility by DELTA-T in advance of the PERFORMANCE TEST required to conduct and evaluate the PERFORMANCE TEST shall have been furnished.  The PLANT shall be operated and maintained in accordance with the technical advice and instruction from the DELTA-T Operations Manual and on-site directives from DELTA-T, and otherwise within generally accepted practices within the fuel ethanol industry.

•                  The PLANT, its machinery, equipment, instrumentation and piping, shall all be clean lubricated where appropriate, leak tight, and ready to operate according to design specifications.  All systems and appropriate checkouts and calibrations shall have been completed and documented by responsible PLANT technicians, contractors, and/or vendors.  Analytical and any special test equipment and reagents will have been calibrated and made accurate.

•                  Cleaning (CIP) of the process equipment has been accomplished seven (7) days or less before the PERFORMANCE TEST per DELTA-T direction and standard procedures set out in the DELTA-T Operations Manual.  All ingredients and supplies required to complete the test are on hand.  This includes, but is not limited to, feedstock of corn (meeting specifications listed in Exhibit D Section 1.2) supplied in stable quantities sufficient to support PLANT operation at a rate up to 120% of the guaranteed fuel ethanol production rate, as well as sufficient steam and other utilities, enzymes, chemicals, and other ingredients of the type specified by DELTA-T in the Operations Manual and supplies to support PLANT operation at a rate up to 120% of the guaranteed fuel ethanol production rate.

•                  Adequate operation, analytical, and maintenance support shall be scheduled for the test period.

1.2           Coordination

1.2.1  DELTA-T shall coordinate the PERFORMANCE TEST with OWNER and Harris Mechanical during the 24 hour/day around the clock PERFORMANCE TEST period.  This coordination of the PERFORMANCE TEST activities will be handled by a DELTA-T representative designated to serve as DELTA-T’s Test Coordinator (“Test Coordinator”).  The Test Coordinator will work with an individual designated by the OWNER to be its representative for the PERFORMANCE TEST to set the test schedule and to coordinate operations during the test period.  DELTA-T will also assign DELTA-T Shift Coordinators to support the operation during the test period.

1.2.2 OWNER shall supply, or cause to be supplied, all feedstock, utilities and other supplies and services required to conduct the PERFORMANCE TEST, as specified under Section 1.1.1 above, throughout the entire PLANT during all PERFORMANCE TESTS.

1.2.3 DELTA-T shall direct its and Owner’s personnel in the operation of the PLANT in a manner consistent with the operating parameters provided in the Operations Manual.

1.3           Conducting the Test

1.3.1  The DELTA-T Test Coordinator shall be provided with operating data by the OWNER sufficient to verify that the PLANT is operating at a condition suitable for initiation of the PERFORMANCE TEST.  At the scheduled start time of the PERFORMANCE TEST, the DELTA-T Test Coordinator will signal that the test has formally begun and will direct operators to take the initial test measurements.  The test will be conducted over a three-day (72 hour) period of operation.  During the Test period, the PLANT shall be operated by the OWNER in compliance with the instructions of DELTA-T and the Delta-T Operations Manual and instructions provided by DELTA-T, including, without limitation, adjustments in temperatures, pressures, feedstock rates, steam flow, and other process control inputs, provided these adjustments do not result in unsafe operating conditions.  PLANT operators will monitor and record operating data according to standard procedures and in addition will record the supplemental data specified in this protocol on data sheets in the form to be provided by DELTA-T.  Records will be developed from permanent plant equipment that is calibrated immediately prior to test.  All test measurements will be reviewed by the Test Coordinator (or a designated representative).  If the Test Coordinator believes that there might be a problem with the measurement method or reading, the.  reading will be retaken and verified by the Test Coordinator and OWNER’S Representative.  Immediately upon the conclusion of the PERFORMANCE TEST, the Test Coordinator will meet with representatives of OWNER to review the test results.  DELTA-T and OWNER shall each be given a copy of the test results.  If the Performance Guarantees have been met, then OWNER shall promptly issue a notice to DELTA-T to such’ effect.  If the PERFORMANCE TESTS have not been met, then OWNER shall issue a written notice to DELTA-T within one (1) day of completion of the PERFORMANCE TESTS indicating in what manner such Performance Guarantees have not been successfully completed.

1.3.2  If the 72-hour test period is interrupted for any reason within DELTA-T’s control or OWNER’S control, a new three-day test period-Will resume after the cause for the interruption has been corrected and the PLANT has achieved an acceptable operating capacity at substantially the same rate immediately prior to the interruption.  DELTA-T and OWNER shall stop the PERFORMANCE TEST if it becomes obvious that it cannot be carried to a satisfactory conclusion in the current attempt.  If the PERFORMANCE TEST has been interrupted for reasons not attributable to DELTA-T or other persons or factors within its control, and continues to be interrupted such that DELTA-T has spent a cumulative period of ten (10) calendar days on site since the commencement of the test, then OWNER shall compensate DELTA-T for the personnel that DELTA-T has on site.  This compensation period shall begin on the cumulative 11th day on site, and will continue until the completion of the PERFORMANCE TEST.  This compensation will cease should the inability to complete the PERFORMANCE TEST be the fault of DELTA-T or other persons or factors within its control.  Compensation rates are provided in Exhibit B.1.

2.             Analytical/Calculation Protocols

2.1           Undenatured Fuel Ethanol Quality

METHOD:

Analyze samples according to DELTA-T provided procedures.  The last test result before emptying day tank into main storage tank shall determine the quality for the batch.  The average of all batch test results over the test period shall be used in determining the quality for the PEFORMANCE TEST.

If the fuel ethanol in the day tank does not meet the quality specifications of Exhibit D, section 1.2.1, DELTA-T has the discretion to send it on to the main storage tank (on the theory that the blended product in the main storage tank will meet the quality specifications) the average of all batch test results shall be used to establish the blended quality.  If the blended fuel ethanol does not meet quality specifications as a result of below quality product measured in one or more day tank batches the volume of the batch(s) shall not be included in ethanol production “rate” quantities used in calculating liquidated damages.

SAMPLE POINT:	Undenatured Fuel Ethanol Day Tank Storage

SAMPLE SIZE:	250 mls.

SAMPLE CONTAINER:	Nalgene

FREQUENCY:	Once per two (2) hours

SAMPLES RETAINED:	All

PREPARATION:	Standardize test reagents. Clean glassware and sample containers. Assure that reagents are of sufficient quality.

DOCUMENTATION:	Log results on a PERFORMANCE TEST Data Sheet.

2.2                             Undenatured Fuel Ethanol Production Rate

METHOD:

The day tank will be manually measured every eight (8) hours to serve as the principal method of measurement of production volume, along with a final measurement of the day tank before the contents are sent to the main storage tank(s).  In addition, flow totalizer readings will be taken from product meter or other measuring device mutually agreed upon between OWNER and DELTA-T at regular intervals as backup verification of the manual measurements.  The total volume from the test meters will be adjusted to a volume equivalent 99.50wt% ethanol at 60°F.  Divide by the total number of test hours to determine the average rate over the test period.  Multiply result by 1.05 to calculate Denatured Fuel Ethanol Rate.

SAMPLE POINT:	Product volumetric totalizing meter (with computer monitoring) after Product Receiver.

SAMPLE SIZE:	N/A

SAMPLE CONTAINER:	N/A

FREQUENCY:	Once per two (2) hours and at the end of each Day Tank batch.

SAMPLES RETAINED:	N/A

PREPARATION:	Certify that the flow meter is properly calibrated.

DOCUMENTATION:	Log results on a PERFORMANCE TEST Data Sheet and sign off by the OWNER and DELTA-T.

2.3                             Undenatured Fuel Ethanol Yield

BASIS:	56 lb. per bushel corn containing 14.5% moisture and 72% dry starch and of 1% foreign material (by weight).

METHOD:

Record corn weigh belt totalizer readings to measure the accumulated meal weight.  Measure the sample moisture  and starch content.  Convert total undenatured ethanol volume from the Rate Test to weight at 60°F.  Divide the calculated mass quantity of undenatured ethanol by the calculated corn mass quantity of total starch fed over the time period to determine yield.  In addition, this weigh belt total should be cross checked by totaling all corn receipts, subtracting all foreign material content, and taking into account the current corn bin volumes.

TEST POINT:	Corn weigh belt

FREQUENCY:	Once per two hours

PREPARATION:	Certify that the weigh belt is properly calibrated

DOCUMENTATION:	Log results on “PERFORMANCE TEST Data Sheet”

2.4                             Process Electrical Consumption

METHOD:

Record electric meter readings at beginning of test and at the required frequency thereafter. Divide total Kwh for test period by total volume of undenatured ethanol produced to determine average Kwh per gallon. Average results of all calculations for test periods to determine the process electrical power consumption value for PERFORMANCE TEST.

TEST POINT:	Electric power meter types and locations as established by Delta-T, and as necessary to isolate process consumption.

FREQUENCY:	Once per 24 hours

PREPARATION:	Isolate process electrical consumption activities during test period.

DOCUMENTATION:	Log results on a PERFORMANCE TEST Data Sheet

2.5                             Natural Gas Consumption

METHOD

Record plant natural gas meter totalizer readings in MCF over test period. Obtain higher heating value specification for gas over the test period and calculate the BTU over the test period. Divide this value by the amount of undenatured ethanol produced during the test period to determine BTU per gallon of undenatured ethanol produced during the test period. Quantities of natural gas will be adjusted to 1,000 btu/ft3 (70° F, 1 atm) and 10% DDGS moisture respectively before the calculation is made. Average results of all calculations for test period to determine natural gas consumption value for Acceptance Test.

TEST POINT:	Plant gas meter

FREQUENCY:	Once per two (2) hours

PREPARATION:	Certify gas meter is properly calibrated and suspend all non-process use of natural gas.

DOCUMENTATION:	Log results on an “Acceptance Test Data Sheet.”

2.6                             CALCULATION PROTOCOL

All calculations will be based on actual measured data taken during the test period.  For any given sample period, the average value during that period will be determined by the average of the measured data points for that sample period.  The liquidated damages, if any, will be determined using the data collected for each individual sample period and averaged over the PERFORMANCE TEST period.  All samples shall be taken in duplicate and OWNER and DELTA-T shall each retain one sample.  OWNER shall analyze one of the duplicates; the second shall be reserved for use in case of a disagreement.  OWNER shall cause such analyses to be conducted at the Plant during the PERFORMANCE TEST period and in the presence of the Test Coordinator or such coordinators designee, and Owner and Lender’s Independent Engineer if they are present.  In case of disagreement, a referee laboratory shall be selected by agreement between OWNER and DELTA-T, and the cost of such referee laboratory shall be paid by the party or parties not substantiated by the referee.  The findings of this referee laboratory shall be accepted as final.

Exhibit D Performance Guarantees

EPC Fixed Price Contract

Otter Tail Ag Enterprises, LLC

EXHIBIT D

PERFORMANCE GUARANTEES

1.  Performance Guarantee Figures

Plant is guaranteed at the name-plate 55 MGPY undenatured ethanol plant to be constructed for Owner under the Contract.  Performance guarantees are subject to the PERFORMANCE TEST PROTOCOL set forth in Exhibit C being adhered to, raw material, chemicals, and utilities being provided in conformance with quality and quantity requirements established by Delta-T; and equipment being operated and maintained in accordance with manufacturers’ recommendations and the DELTA-T Operations Manual.

1.1 Definitions

The term “guarantee” as used herein shall have the same meaning as “warranty.”

1.2 Process Guarantees

All quantities set forth below are based on average quantities over the period of the applicable PERFORMANCE TEST.

1.2.1 Anhydrous Undenatured Ethanol Production Guarantee

Anhydrous Fuel Ethanol Production Rate:

Minimum 6548 US un-denatured gallons per hour (average) based on a minimum feedstock specification of 56 lb/bushel test weight corn containing a maximum of 14.5% moisture (by weight), a minimum of 72% dry fermentable starch (by weight) and a maximum of 1% foreign material (by weight).
Un-denatured ethanol will meet specifications for fuel ethanol per ASTM D4806-04.

Anhydrous Fuel Ethanol Yield:

Minimum 0.515 pounds un-denatured fuel ethanol per pound of fermentable starch (average) in corn feed based on a minimum feedstock specification of 56 lb/bushel test weight No. 2 Yellow Dent corn containing a maximum of 14.5% moisture (wgt), minimum 72% thy, trash-free starch, maximum 1% (wgt) foreign material.

1.2.2 Utility Consumption Guarantees

Natural Gas Consumption:

Maximum 36,000 BTU per gallon (average) of un-denatured fuel ethanol produced for gas-fired boiler and gas fired rotary drum dryer based on natural gas provided at a minimum gas quality of  939 BTU per standard cubic foot (1 atm, 70° F), 10% maximum (weight) DDGS moisture content, and minimum boiler thermal efficiency of 84%.  This guarantee is only in effect if the plant design DOES include a DDGS dryer

Process Electrical Consumption:

Maximum 1.000 kWh per gallon (average) of un-denatured fuel ethanol produced when operating at the nameplate capacity based on electric service with 0.85 power factor.  This number includes process equipment components in mash preparation, liquefaction, yeast mix and propagation, fermentation, distillation, dehydration and acid reduction, evaporation, separation and stillage, process condensate, chemical storage, CO2 scrubbing, compressed air, WDGS transfer and handling, ethanol storage and load-out, cooling tower including cooling water circulation, condensate return, process sumps, and heat tracing. The indicated consumption does not include grain receiving and storage, milling, boiler, chiller, RTO, water supply or treatment, and CO2 transmission or recovery.

Process Steam Consumption:

Maximum 24,000 actual steam BTUs per gallon (average) (without dryer) of un-denatured fuel ethanol produced (as calculated in Section 2.5 of Exhibit B).  This number includes the steam to all process components.  This guarantee is only in effect if the plant design does NOT include a DDGS dryer

2.  Conditions to Process Guarantees

2.1	To the extent Delta T’s warranty or guarantee may be directly and causally affected, DELTA-T shall be relieved of its warranty or guarantee obligations arising from:

	2.1.1	The feedstock to be provided by Owner, does not comply with the conditions described herein.
	2.1.2	Contamination of feedstock or other materials to which the Equipment is exposed.
	2.1.3	Abuse, or poor maintenance, of the Equipment.
	2.1.4	OWNER’S failure to supply utilities required to meet the guaranteed production rates as set forth at Section 1.2.2 of Exhibit C.
	2.1.5	OWNER’S failure to fulfill any of its obligations, which individually or in the aggregate are material, under the PERFORMANCE TEST protocols set forth at Exhibit C above.
	2.1.6	OWNER’S failure, in any material way, to operate the PLANT in accordance with the operating manuals and instructions provided by DELTA-T.
	2.1.7	If OWNER designs or procures equipment and systems that fail to meet DELTA-T’S BASIC PROCESS DESIGN specifications for energy efficiency.
	2.1.8	Owner fails to provide electrical service with a 0.85 power factor.

Exhibit E Mechanical Completion, Commissioning, Startup

EPC Fixed Price Contract

Otter Tail Ag Enterprises, LLC

EXHIBIT E

MECHANICAL COMPLETION, COMMISSIONING, STARTUP

Definitions:

Mechanical Completion:  The completion of construction activities essential to the safe and proper operation of the plant, as more fully listed below.

Commissioning:  The checking and preparation of the plant for operation, functional control loop checking, interlock testing, system purging and utility system startups, as more fully listed below.  In general, the tasks required taking the plant from mechanical completion and making it ready for start-up.

Ready for Startup:  When the activities listed for Mechanical Completion and Commissioning have occurred and the Plant is ready to mill corn at the hammer mills.  At that time, Harris Mechanical will notify OWNER that the Plant is Ready for Startup.

Startup:  Startup begins with the initial feed of raw material to the plant, filling of Equipment with operating material, startup and operation of individual process stages, adjustment and optimization of operating conditions, optimization of control loops, verification of startup, shutdown and partial load operations.  Utility system startups (unless integrated with the processing portions of the plant) are a part of the Commissioning Phase.

These events may not occur at the same point in time for all parts of the plant.  Utility systems needed for operation of the rest of the plant may reach Mechanical Completion, Commissioning and Startup before the main process parts of the plant.  Some processing areas of the plant or sub-systems of operating areas may reach Mechanical Completion and be Commissioned and Started up before other parts of the plant, for example, grain receiving and storage may be completed and into operation, i.e., filled with grain, prior to other parts of the facility.

The following lists indicate the activities or events, which take place in each of the phases described.

Mechanical Completion

•                  Inspection of all equipment to check that erected facilities conform to construction drawings and Contract specifications.

•                  Non-operating field leak tests or field pressure tests on piping and field-fabricated equipment as required by the Contract specifications, disposing of test media on site at a location specified by Owner, and removal of test blinds and restoring systems to “ready for operation” condition.

•                  Removal of all temporary supports, bracing or other foreign objects.

•                  Inspection of all columns to ensure proper installation of all internals.

•                  Field inspection-of-all shop-fabricated equipment.

•                  Line flushing as part of hydrotesting.

•                  Check to ensure that all baseplates and soleplates are level and properly grouted.

•                  Check pipe hangers, supports, guides and pipe specialties, and remove all shipping and erection bracing.

•                  Check alignment of all piping fit-up with equipment to avoid excessive nozzle loading and pipe stresses.

•                  Insulation for process purposes.

•                  Install Lubricants.

•                  Check rotating machinery for correct direction of rotation and for freedom of moving parts.

•                  Check cold alignments on rotating equipment.

•                  Schedule the services of factory representatives for equipment or other items as required.

•                  Electrical and Instrumentation installed.

•                  Irrespective of the foregoing, Mechanical Completion shall be deem achieved once feedstock is introduced into the process and ethanol has been produced

Commissioning

•                  Test burners.

•                  Dry out castables, refractory and brickwork according to the manufacturer’s instructions (if not yet completed).

•                  Regenerate media as required.

•                  Test refrigeration systems and low-temperature units in cold condition.

•                  Check thermal expansions.

•                  Check safety valves; re-adjust if required.

•                  Check supports, suspensions and flexibility for thermal expansion.

•                  Verify start-up strainers removed, or in place as required.

•                  Check flange connections for tightness.

•                  Clean y-strainers and condensate drains.

•                  Start-up measuring and control loops, check interaction of indicators and control loops.

•                  Start-up analyzers.

•                  Report and adjust limit values for alarm and control systems.

•                  Coordinate punch list work.

•                  Check calibration.

•                  Check fuse size.

Startup

•                  Observe all safety procedures including personnel protective gear, work permits and entry permits.

•                  Start-up in accordance with operating manuals and manufacturer’s instructions

•                  Verify sealing fluid flow.

•                  Observe operation to be sure lubrication is maintained.

•                  Observe operation to be sure alignment is maintained.

•                  Make operating noise measurements.

•                  Verify operating capacities.

•                  Check supports, stops, spring hangers and expansion joints for hot operation.

•                  Check flanges for tightness and make hot pull-ups, as required.

•                  Blow down y-strainers and condensate drains regularly.

•                  Verify amperage on critical units.

•                  Optimize control loop parameters.

•                  Adjust and calibrate on-line analyzers such as conductivity and pH.

•                  Owner, Delta T and Harris Mechanical have run the Plant continuously for seven (7) days.

EXHIBIT F

PROJECT SCHEDULE

1.  PROJECT SCHEDULE

The Project Schedule is based on a Notice To Proceed received not later than ten (10) days after November 1, 2006.  Mechanical Completion is scheduled for February 29, 2008, with Substantial Completion to be the sooner to occur of April 1, 2008 or thirty (30) days after Mechanical Completion.

The attached Exhibit F bar chart labeled “Otter Tail Ag Enterprises, LLC Summary Project Schedule dated October 24, 2006” provides a Summary Project Schedule which is incorporated into and made part of this Exhibit by reference.

ID Task Name Duration Start Finish Predecessors Notes Resource Names

1 Delta T - Issued for Construction & Previous Model Drawings 0 days Mon 1/1/07 Mon 1/1/07

2

3 DD&E Building 303 days Wed 11/1/06 Fri 12/28/07

4 Excavation & Civil Work 1 wk Mon 4/2/07 Fri 4/6/07 Alt. - Fall Cnstr KCC

5 Underslab Utilities 2 wks Mon 4/9/07 Fri 4/20/07 4 Alt. - Fall Cnstr KCC / HMCC

6 Foundation 3 wks Mon 4/23/07 Fri 5/11/07 5 Alt. - Fall Cnstr KCC

7 Floors 3 wks Mon 5/14/07 Fri 6/1/07 6

8 Structural Steel 183 days Wed 11/1/06 Fri 7/13/07

9 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 FT

10 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 9 FT

11 Fabrication and Delivery 20 wks Wed 1/3/07 Tue 5/22/07 10 FT

12 Installation of Structural Steel 4 wks Mon 6/4/07 Fri 6/29/07 11,6,7 FT

13 Installation of Pipe Rack 3 wks Mon 6/25/07 Fri 7/13/07 12FS-1 wk FT / HMCC

14

15 Building Envelope 20 days Mon 7/16/07 Fri 8/10/07 13 FT

16 Equipment 220 days Wed 11/1/06 Tue 9/4/07

17 HX's (E-4101, 4504, 7201) 200 days Wed 11/1/06 Tue 8/7/07

18 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

19 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 18 Delta T

20 Fabrication and Delivery 28 wks Wed 1/3/07 Tue 7/17/07 19 Delta T

21 Equipment Installation 3 wks Wed 7/18/07 Tue 8/7/07 20 HMCC

22 Evaporators 220 days Wed 11/1/06 Tue 9/4/07

23 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

24 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 23 Delta T

25 Fabrication and Delivery 32 wks Wed 1/3/07 Tue 8/14/07 24 Delta T

26 Equipment Installation 3 wks Wed 8/15/07 Tue 9/4/07 25 HMCC

27 Columns (C-4101, 4201,2) 220 days Wed 11/1/06 Tue 9/4/07

28 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

29 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 28 Delta T

30 Fabrication and Delivery 32 wks Wed 1/3/07 Tue 8/14/07 29 Delta T

31 Equipment Installation 3 wks Wed 8/15/07 Tue 9/4/07 30 HMCC

32 Pumps (PC-4101A,B, 4102, 4201,2, 4303, 4501,2,3,5,6,7, 7103, 7201) 208 days Wed 11/1/06 Fri 8/17/07

33 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

34 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 33 HMCC

35 Fabrication and Delivery 20 wks Mon 3/12/07 Fri 7/27/07 34,15FF-10 days HMCC

36 Equipment Installation 3 wks Mon 7/30/07 Fri 8/17/07 35 HMCC

37 Process Piping 263 days Wed 11/1/06 Fri 11/2/07

38 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

39 Engineering and Modeling 60 days Mon 1/1/07 Fri 3/23/07 1 HMCC

40 Fabrication and Delivery 16 wks Mon 3/26/07 Fri 7/13/07 39,15FF-20 days HMCC

41 Installation - Large Bore (piping, insulation & controls) 40 days Mon 7/16/07 Fri 9/7/07 40,21FF,26FF,31FF HMCC

42 Installation - Small Bore (piping, insulation & controls) 40 days Mon 9/10/07 Fri 11/2/07 41,26,31,21 HMCC

43 Process Electrical 303 days Wed 11/1/06 Fri 12/28/07

44 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 IE

45 Engineering & Procurement 4 mons Mon 1/1/07 Fri 4/20/07 1 IE

46 Fabrication and Delivery 16 wks Mon 4/23/07 Fri 8/10/07 15FF,45 IE

47 Installation 80 days Mon 9/10/07 Fri 12/28/07 46,41 IE

48 HVAC 263 days Wed 11/1/06 Fri 11/2/07

49 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

50 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 49 HMCC

51 Fabrication and Delivery 20 wks Mon 3/26/07 Fri 8/10/07 15FF HMCC

52 Equipment Installation 60 days Mon 8/13/07 Fri 11/2/07 51 HMCC

53 Lighting & Electrical 243 days Wed 11/1/06 Fri 10/5/07

54 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 IE

1/1

KCC

KCC / HMCC

KCC

11/1

FT

FT

FT

FT / HMCC

FT

11/1

Delta T

Delta T

HMCC

11/1

Delta T

Delta T

HMCC

11/1

Delta T

Delta T

HMCC

11/1

HMCC

HMCC

HMCC

11/1

HMCC

HMCC

HMCC

HMCC

11/1

IE

IE

IE

11/1

HMCC

HMCC

HMCC

11/1

Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May

Qtr 4, 2006 Qtr 1, 2007 Qtr 2, 2007 Qtr 3, 2007 Qtr 4, 2007 Qtr 1, 2008 Qtr 2, 2008

Task

Split

Progress

Milestone

Summary

Project Summary

External Tasks

External Milestone

Deadline

Project: Otter Tail Ag Schedule

Date: Fri 10/20/06

ID Task Name Duration Start Finish Predecessors Notes Resource Names

55 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 54 IE

56 Fabrication and Delivery 20 wks Mon 3/26/07 Fri 8/10/07 15FF IE

57 Equipment Installation 40 days Mon 8/13/07 Fri 10/5/07 56 IE

58

59 Main Processing Building 285 days Wed 11/1/06 Tue 12/4/07

60 Excavation & Civil Work 1 wk Mon 4/2/07 Fri 4/6/07 Alt. - Fall Cnstr

61 Underslab Utilities 2 wks Mon 4/9/07 Fri 4/20/07 60 Alt. - Fall Cnstr

62 Foudations 3 wks Mon 4/2/07 Fri 4/20/07 Alt. - Fall Cnstr KCC

63 Floors and Tank Pads 3 wks Mon 4/23/07 Fri 5/11/07 62

64 Structural Steel 175 days Wed 11/1/06 Tue 7/3/07

65 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

66 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 65 FT

67 Fabrication and Delivery 20 wks Wed 1/3/07 Tue 5/22/07 66 FT

68 Installation of Structural Steel 4 wks Wed 5/23/07 Tue 6/19/07 67,62,63 FT

69 Installation of Pipe Rack 3 wks Wed 6/13/07 Tue 7/3/07 68FS-1 wk FT

70 Building Envelope 2 mons Wed 7/4/07 Tue 8/28/07 69

71 Equipment 225 days Wed 11/1/06 Tue 9/11/07

72 Chiller (CHR-7102) 195 days Wed 11/1/06 Tue 7/31/07

73 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

74 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 73 HMCC

75 Fabrication and Delivery 22 wks Wed 1/3/07 Tue 6/5/07 74 HMCC

76 Equipment Installation 30 days Wed 6/20/07 Tue 7/31/07 75,68 HMCC

77 Centrifuges - 1,2,3,4 (CF-5101, 5102, 5103, 5104) 225 days Wed 11/1/06 Tue 9/11/07

78 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

79 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 78 Delta T

80 Fabrication and Delivery 30 wks Wed 1/3/07 Tue 7/31/07 79 Delta T

81 Equipment Installation 30 days Wed 8/1/07 Tue 9/11/07 80,68 HMCC

82 Deaerator (Z-7202) 180 days Wed 11/1/06 Tue 7/10/07

83 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

84 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 83 HMCC

85 Fabrication and Delivery 20 wks Wed 1/3/07 Tue 5/22/07 84 HMCC

86 Equipment Installation 15 days Wed 6/20/07 Tue 7/10/07 85,68 HMCC

87 Tanks (TK-2201, 3101, 5101, 7301,2, 7602, 7701,2,4,5,6,7) 195 days Wed 11/1/06 Tue 7/31/07

88 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

89 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 88 HMCC

90 Fabrication and Delivery 20 wks Wed 1/3/07 Tue 5/22/07 89 HMCC

91 Equipment Installation 30 days Wed 6/20/07 Tue 7/31/07 90,68 HMCC

92 Pumps (P-7905, PC-2201, 2301,2, 3101, 5101, 7102A,B, 7301,2, 7602,3, 7901,6) 195 days Wed 11/1/06 Tue 7/31/07

93 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

94 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 93 HMCC

95 Fabrication and Delivery 20 wks Wed 1/3/07 Tue 5/22/07 94 HMCC

96 Equipment Installation 30 days Wed 6/20/07 Tue 7/31/07 95,68 HMCC

97 Water Treatment (Z-7301A,B) 195 days Wed 11/1/06 Tue 7/31/07

98 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

99 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 98 HMCC

100 Fabrication and Delivery 24 wks Wed 1/3/07 Tue 6/19/07 99 HMCC

101 Equipment Installation 30 days Wed 6/20/07 Tue 7/31/07 100,68 HMCC

102 Process Piping 265 days Wed 11/1/06 Tue 11/6/07

103 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

104 Engineering and Modeling 60 days Mon 1/1/07 Fri 3/23/07 1 HMCC

105 Fabrication and Delivery 16 wks Mon 3/26/07 Fri 7/13/07 95FF,104 HMCC

106 Installation - Large Bore (piping, insulation & controls) 40 days Wed 7/18/07 Tue 9/11/07 105,76FF,81FF,86FF,91FF HMCC

107 Installation - Small Bore (piping, insulation & controls) 40 days Wed 9/12/07 Tue 11/6/07 106,81,86,91,76

108 Process Electrical 285 days Wed 11/1/06 Tue 12/4/07

IE

IE

IE

KCC

11/1

FT

FT

FT

FT

11/1

HMCC

HMCC

HMCC

11/1

Delta T

Delta T

HMCC

11/1

HMCC

HMCC

HMCC

11/1

HMCC

HMCC

HMCC

11/1

HMCC

HMCC

HMCC

11/1

HMCC

HMCC

HMCC

11/1

HMCC

HMCC

HMCC

Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May

Qtr 4, 2006 Qtr 1, 2007 Qtr 2, 2007 Qtr 3, 2007 Qtr 4, 2007 Qtr 1, 2008 Qtr 2, 2008

Task

Split

Progress

Milestone

Summary

Project Summary

External Tasks

External Milestone

Deadline

Project: Otter Tail Ag Schedule

Date: Fri 10/20/06

ID Task Name Duration Start Finish Predecessors Notes Resource Names

109 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 IE

110 Engineering and Procurement 4 mins Mon 1/1/07 Mon 1/1/07 1

111 Fabrication and Delivery 20 wks Wed 4/11/07 Tue 8/28/07 70FF,110 IE

112 Installation 60 days Wed 9/12/07 Tue 12/4/07 111,106 IE

113 Conduit and Wire Installation 4 mons Wed 8/15/07 Tue 12/4/07 112FF IE

114 HVAC 255 days Wed 11/1/06 Tue 10/23/07

115 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

116 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 115 HMCC

117 Fabrication and Delivery 20 wks Wed 4/11/07 Tue 8/28/07 70FF,116 HMCC

118 Equipment Installation 40 days Wed 8/29/07 Tue 10/23/07 117 HMCC

119 Lighting & Electrical 255 days Wed 11/1/06 Tue 10/23/07

120 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 IE

121 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 120 IE

122 Fabrication and Delivery 20 wks Wed 4/11/07 Tue 8/28/07 70FF,120 IE

123 Equipment Installation 40 days Wed 8/29/07 Tue 10/23/07 122 IE

124

125 Maintenance Building 60 days Mon 4/16/07 Fri 7/6/07

126 Building Construction 3 mons Mon 4/16/07 Fri 7/6/07 KCC

127

128 Fermentation Building 305 days Wed 11/1/06 Tue 1/1/08

129 Excavation and Civil Work 1 wk Mon 4/2/07 Fri 4/6/07 Alt. - Fall Cnstr

130 Foudations 3 wks Mon 4/9/07 Fri 4/27/07 129 Alt. - Fall Cnstr KCC

131 Floors and Tanks 3 wks Mon 4/30/07 Fri 5/18/07 130

132 Structural Steel 175 days Wed 11/1/06 Tue 7/3/07

133 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

134 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 FT

135 Fabrication and Delivery 20 wks Wed 1/3/07 Tue 5/22/07 134 FT

136 Installation of Structural Steel 4 wks Wed 5/23/07 Tue 6/19/07 135,131 FT

137 Installation of Pipe Rack 3 wks Wed 6/13/07 Tue 7/3/07 136FS-1 wk FT

138 Building Envelope 2 mons Wed 7/4/07 Tue 8/28/07 137 KCC

139 Equipment 295 days Wed 11/1/06 Tue 12/18/07

140 Heat Exchangers 215 days Wed 11/1/06 Tue 8/28/07

141 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

142 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 141 Delta T

143 Fabrication and Delivery 28 wks Wed 1/3/07 Tue 7/17/07 142 Delta T

144 Equipment Installation 30 days Wed 7/18/07 Tue 8/28/07 143 HMCC

145 Pumps 225 days Wed 11/1/06 Tue 9/11/07

146 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

147 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 146 HMCC

148 Fabrication and Delivery 20 wks Wed 3/28/07 Tue 8/14/07 147,138FF-10 days HMCC

149 Equipment Installation 20 days Wed 8/15/07 Tue 9/11/07 148 HMCC

150 Field Fabricated Tanks 120 days Wed 7/4/07 Tue 12/18/07

151 Material Procurement and Delivery 8 wks Wed 7/4/07 Tue 8/28/07 138FF HMCC

152 Tank Erection 16 wks Wed 8/29/07 Tue 12/18/07 151 HMCC

153 Process Piping 275 days Wed 11/1/06 Tue 11/20/07

154 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

155 Engineering and Modeling 60 days Mon 1/1/07 Fri 3/23/07 1 HMCC

156 Fabrication and Delivery 16 wks Wed 5/9/07 Tue 8/28/07 155,144FF HMCC

157 Installation - Large Bore (piping, insulation & controls) 30 days Wed 8/29/07 Tue 10/9/07 156,144FF HMCC

158 Installation - Small Bore (piping, insulation & controls) 30 days Wed 10/10/07 Tue 11/20/07 157,144

159 Process Electrical 305 days Wed 11/1/06 Tue 1/1/08

160 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 IE

161 Engineering and Procurement 4 mons Mon 1/1/07 Fri 4/20/07 1

162 Fabrication and Delivery 16 wks Wed 5/9/07 Tue 8/28/07 138FF,161 IE

11/1

IE

IE

IE

11/1

HMCC

HMCC

HMCC

11/1

IE

IE

IE

KCC

KCC

11/1

FT

FT

FT

FT

KCC

11/1

Delta T

Delta T

HMCC

11/1

HMCC

HMCC

HMCC

HMCC

HMCC

11/1

HMCC

HMCC

HMCC

11/1

IE

Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May

Qtr 4, 2006 Qtr 1, 2007 Qtr 2, 2007 Qtr 3, 2007 Qtr 4, 2007 Qtr 1, 2008 Qtr 2, 2008

Task

Split

Progress

Milestone

Summary

Project Summary

External Tasks

External Milestone

Deadline

Project: Otter Tail Ag Schedule

Date: Fri 10/20/06

ID Task Name Duration Start Finish Predecessors Notes Resource Names

163 Installation 60 days Wed 10/10/07 Tue 1/1/08 162,157 IE

164 HVAC 245 days Wed 11/1/06 Tue 10/9/07

165 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

166 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 165 HMCC

167 Fabrication and Delivery 20 wks Wed 4/11/07 Tue 8/28/07 138FF HMCC

168 Equipment Installation 30 days Wed 8/29/07 Tue 10/9/07 167 HMCC

169 Lighting & Electrical 255 days Wed 11/1/06 Tue 10/23/07

170 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 IE

171 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 170 IE

172 Fabrication and Delivery 20 wks Wed 4/11/07 Tue 8/28/07 138FF IE

173 Equipment Installation 40 days Wed 8/29/07 Tue 10/23/07 172 IE

174

175 Cooling Tower Pump Building 345 days Wed 11/1/06 Tue 2/26/08

176 Excavation & Civil Work 1 wk Mon 4/2/07 Fri 4/6/07 Alt. - Fall Cnstr

177 Foundation 2 wks Mon 4/9/07 Fri 4/20/07 176 Alt. - Fall Cnstr KCC

178 Floors 2 wks Mon 4/23/07 Fri 5/4/07 177

179 Structural Steel 150 days Wed 11/1/06 Tue 5/29/07

180 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

181 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 FT

182 Fabrication and Delivery 20 wks Wed 1/3/07 Tue 5/22/07 181 FT

183 Installation of Structural Steel 1 wk Wed 5/23/07 Tue 5/29/07 182,177 FT

184 Building Envelope 10 days Wed 5/30/07 Tue 6/12/07 183 KCC

185 Equipment 218 days Wed 11/1/06 Fri 8/31/07

186 Cooling Towers 218 days Wed 11/1/06 Fri 8/31/07

187 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

188 Engineering & Procurement 45 days Mon 1/1/07 Fri 3/2/07 187,1 HMCC

189 Fabrication and Delivery 20 wks Mon 3/5/07 Fri 7/20/07 188 HMCC

190 Equipment Installation 30 days Mon 7/23/07 Fri 8/31/07 189 HMCC

191 Pumps 218 days Wed 11/1/06 Fri 8/31/07

192 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

193 Engineering & Procurement 45 days Mon 1/1/07 Fri 3/2/07 192,1 HMCC

194 Fabrication and Delivery 20 wks Mon 3/5/07 Fri 7/20/07 193 HMCC

195 Equipment Installation 30 days Mon 7/23/07 Fri 8/31/07 194 HMCC

196 Process Piping 305 days Wed 11/1/06 Tue 1/1/08

197 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

198 Engineering and Modeling 60 days Mon 1/1/07 Fri 3/23/07 1 HMCC

199 Fabrication and Delivery 16 wks Mon 3/26/07 Fri 7/13/07 198 HMCC

200 Installation - Large Bore (piping, insulation & controls) 40 days Wed 10/10/07 Tue 12/4/07 199,190FF,157 HMCC

201 Installation - Small Bore (piping, insulation & controls) 20 days Wed 12/5/07 Tue 1/1/08 200

202 Process Electrical 345 days Wed 11/1/06 Tue 2/26/08

203 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 IE

204 Engineering and Procurement 4 mons Mon 1/1/07 Fri 4/20/07 1

205 Fabrication and Delivery 16 wks Mon 4/23/07 Fri 8/10/07 184FF,204 IE

206 Installation 60 days Wed 12/5/07 Tue 2/26/08 200,205 IE

207

208 Motor Control Center Building 273 days Wed 11/1/06 Fri 11/16/07

209 Excavation & Civil Work 1 wk Mon 4/2/07 Fri 4/6/07 Alt. - Fall Cnstr

210 Underslab Utilities 2 wks Mon 4/9/07 Fri 4/20/07 209 Alt. - Fall Cnstr

211 Foundation 2 wks Mon 4/23/07 Fri 5/4/07 210 Alt. - Fall Cnstr KCC

212 Floors 2 wks Mon 5/7/07 Fri 5/18/07 211

213 Building Erection 20 days Mon 5/21/07 Fri 6/15/07 212 KCC

214 Building Envelope 20 days Mon 6/18/07 Fri 7/13/07 213 KCC

215 Electric Switch Gear 243 days Wed 11/1/06 Fri 10/5/07

216 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 IE

IE

11/1

HMCC

HMCC

HMCC

11/1

IE

IE

IE

KCC

11/1

FT

FT

FT

KCC

11/1

HMCC

HMCC

HMCC

11/1

HMCC

HMCC

HMCC

11/1

HMCC

HMCC

HMCC

11/1

IE

IE

KCC

KCC

KCC

11/1

Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May

Qtr 4, 2006 Qtr 1, 2007 Qtr 2, 2007 Qtr 3, 2007 Qtr 4, 2007 Qtr 1, 2008 Qtr 2, 2008

Task

Split

Progress

Milestone

Summary

Project Summary

External Tasks

External Milestone

Deadline

Project: Otter Tail Ag Schedule

Date: Fri 10/20/06

ID Task Name Duration Start Finish Predecessors Notes Resource Names

217 Engineering & Procurement 45 days Mon 1/1/07 Fri 3/2/07 216,1 IE

218 Fabrication and Delivery 28 wks Mon 3/5/07 Fri 9/14/07 217 IE

219 Equipment Installation 3 wks Mon 9/17/07 Fri 10/5/07 218 IE

220 Wire Switch Gear 6 wks Mon 10/8/07 Fri 11/16/07 219 IE

221

222 Boiler Building 315 days Wed 11/1/06 Tue 1/15/08

223 Excavation & Civil Work 1 wk Mon 4/2/07 Fri 4/6/07 Alt. - Fall Cnstr

224 Foundation 2 wks Tue 5/1/07 Mon 5/14/07 223 Alt. - Fall Cnstr KCC

225 Floors 2 wks Tue 5/15/07 Mon 5/28/07 224

226 Structural Steel 175 days Wed 11/1/06 Tue 7/3/07

227 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

228 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 FT

229 Fabrication and Delivery 20 wks Wed 1/3/07 Tue 5/22/07 228 FT

230 Installation of Structural Steel 4 wks Wed 5/23/07 Tue 6/19/07 229,224 FT

231 Installation of Pipe Rack 3 wks Wed 6/13/07 Tue 7/3/07 230FS-1 wk FT

232 Building Envelope 20 days Wed 7/4/07 Tue 7/31/07 226 KCC

233 Boiler 243 days Wed 11/1/06 Fri 10/5/07

234 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

235 Engineering & Procurement 45 days Mon 1/1/07 Fri 3/2/07 234,1 HMCC

236 Fabrication and Delivery 28 wks Mon 3/5/07 Fri 9/14/07 235 HMCC

237 Equipment Installation 3 wks Mon 9/17/07 Fri 10/5/07 236,230 HMCC

238 Steam Piping 285 days Wed 11/1/06 Tue 12/4/07

239 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

240 Engineering and Modeling 60 days Mon 1/1/07 Fri 3/23/07 1 HMCC

241 Fabrication and Delivery 16 wks Mon 3/26/07 Fri 7/13/07 240 HMCC

242 Installation - Large Bore (piping, insulation & controls) 30 days Wed 9/12/07 Tue 10/23/07 241,106,237FF HMCC

243 Installation - Small Bore (piping, insulation & controls) 30 days Wed 10/24/07 Tue 12/4/07 242

244 Process Electrical 315 days Wed 11/1/06 Tue 1/15/08

245 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 IE

246 Engineering and Procurement 4 mons Mon 1/1/07 Fri 4/20/07 1

247 Fabrication and Delivery 16 wks Mon 4/23/07 Fri 8/10/07 232FF,246 IE

248 Installation 60 days Wed 10/24/07 Tue 1/15/08 242,247 IE

249

250 Administration Building 80 days Mon 4/2/07 Fri 7/20/07

251 Building Construction 80 days Mon 4/2/07 Fri 7/20/07 KCC

252

253 DDGS Building 80 days Mon 4/2/07 Fri 7/20/07

254 Building Construction 80 days Mon 4/2/07 Fri 7/20/07 KCC

255

256 Fire Suppression Building 204 days? Wed 11/1/06 Mon 8/13/07

257 Excavation & Civil Work 1 wk Mon 4/2/07 Fri 4/6/07 Alt. - Fall Cnstr

258 Foundation & Tank Foundation 2 wks Mon 4/9/07 Fri 4/20/07 257 Alt. - Fall Cnstr KCC

259 Floors and Tank Pad 1 day? Mon 4/23/07 Mon 4/23/07 258

260 Building Erection 20 days Tue 4/24/07 Mon 5/21/07 259 KCC

261 Building Envelope 20 days Tue 5/22/07 Mon 6/18/07 260 KCC

262 Tank 165 days Wed 11/1/06 Tue 6/19/07

263 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

264 Enginneering and Procurement 45 days Wed 11/1/06 Tue 1/2/07 263 HMCC

265 Fabrication and Delivery 20 wks Wed 1/3/07 Tue 5/22/07 264 HMCC

266 Tank Erection 4 wks Wed 5/23/07 Tue 6/19/07 258,265,259 HMCC

267 Process Water 60 days Tue 5/22/07 Mon 8/13/07 260 HMCC

268

269 WDGS Building 29 days Mon 4/2/07 Thu 5/10/07

270 Excavation & Civil Work 1 wk Mon 4/2/07 Fri 4/6/07 Alt. - Fall Cnstr

IE

IE

IE

IE

KCC

11/1

FT

FT

FT

FT

KCC

11/1

HMCC

HMCC

HMCC

11/1

HMCC

HMCC

HMCC

11/1

IE

IE

KCC

KCC

KCC

KCC

KCC

11/1

HMCC

HMCC

HMCC

HMCC

Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May

Qtr 4, 2006 Qtr 1, 2007 Qtr 2, 2007 Qtr 3, 2007 Qtr 4, 2007 Qtr 1, 2008 Qtr 2, 2008

Task

Split

Progress

Milestone

Summary

Project Summary

External Tasks

External Milestone

Deadline

Project: Otter Tail Ag Schedule

Date: Fri 10/20/06

ID Task Name Duration Start Finish Predecessors Notes Resource Names

271 Foundation 1.5 wks Mon 4/9/07 Wed 4/18/07 270 Alt. - Fall Cnstr KCC

272 Floor 1.3 wks Wed 4/18/07 Thu 4/26/07 271

273 Building Structure and Envelope 2 wks Fri 4/27/07 Thu 5/10/07 272 KCC

274

275 Dryer Building 345 days Wed 11/1/06 Tue 2/26/08

276 Excavation & Civil Work 1 wk Mon 4/2/07 Fri 4/6/07 Alt. - Fall Cnstr

277 Foundation 3 wks Mon 4/9/07 Fri 4/27/07 276 Alt. - Fall Cnstr KCC

278 Floors 3 wks Mon 4/30/07 Fri 5/18/07 277

279 Structural Steel 175 days Wed 11/1/06 Tue 7/3/07

280 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

281 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 280 FT

282 Fabrication and Delivery 20 wks Wed 1/3/07 Tue 5/22/07 281 FT

283 Installation of Structural Steel 4 wks Wed 5/23/07 Tue 6/19/07 282,277,278 FT

284 Installation of Pipe Rack 3 wks Wed 6/13/07 Tue 7/3/07 283FS-1 wk FT

285 Building Envelope 20 days Wed 6/27/07 Tue 7/24/07 283,284FS-1 wk KCC

286 Equipment 310 days Wed 11/1/06 Tue 1/8/08

287 Dryer & Drum 295 days Wed 11/1/06 Tue 12/18/07

288 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

289 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 288 HMCC

290 Fabrication and Delivery 44 wks Wed 1/3/07 Tue 11/6/07 289 HMCC

291 Equipment Installation 30 days Wed 11/7/07 Tue 12/18/07 290,278 HMCC

292 Duct and Cyclone 310 days Wed 11/1/06 Tue 1/8/08

293 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

294 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 293 HMCC

295 Fabrication and Delivery 44 wks Wed 1/3/07 Tue 11/6/07 294 HMCC

296 Equipment Installation 30 days Wed 11/28/07 Tue 1/8/08 295,291FS-15 days,278 HMCC

297 Fan 175 days Wed 11/1/06 Tue 7/3/07

298 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

299 Engineering & Procurement 45 days Wed 11/1/06 Tue 1/2/07 298 HMCC

300 Fabrication and Delivery 20 wks Wed 1/3/07 Tue 5/22/07 299 HMCC

301 Equipment Installation 30 days Wed 5/23/07 Tue 7/3/07 300,278 HMCC

302 Process Piping 295 days Wed 11/1/06 Tue 12/18/07

303 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

304 Engineering and Modeling 60 days Mon 1/1/07 Fri 3/23/07 1 HMCC

305 Fabrication and Delivery 16 wks Mon 3/26/07 Fri 7/13/07 304 HMCC

306 Installation (piping, insulation & controls) 20 days Wed 11/21/07 Tue 12/18/07 305,291FF HMCC

307 Process Electrical 345 days Wed 11/1/06 Tue 2/26/08

308 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 IE

309 Engineering and Procurement 4 mons Mon 1/1/07 Fri 4/20/07 1

310 Fabrication and Delivery 16 wks Mon 4/23/07 Fri 8/10/07 309 IE

311 Installation 60 days Wed 12/5/07 Tue 2/26/08 306FS-10 days,310 IE

312

313 Regenerator (RTO) 205 days Wed 11/1/06 Tue 8/14/07

314 Excavation & Civil Work 1 wk Mon 4/2/07 Fri 4/6/07 Alt. - Fall Cnstr

315 Foundation 3 wks Mon 4/9/07 Fri 4/27/07 314 Alt. - Fall Cnstr KCC

316 Floor 3 wks Mon 4/30/07 Fri 5/18/07 315

317 Notice to Proceed (NTP) 0 days Wed 11/1/06 Wed 11/1/06 HMCC

318 Enginneering and Procurement 45 days Wed 11/1/06 Tue 1/2/07 317 HMCC

319 Pressure Vessel Lead Time 32 wks Wed 1/3/07 Tue 8/14/07 318 HMCC

320 RTO Lead Time 26 wks Wed 1/3/07 Tue 7/3/07 318 HMCC

321

322 General Site Work 215 days Mon 4/30/07 Fri 2/22/08

323 Railroad 80 days Mon 4/30/07 Fri 8/17/07 KCC

324 Pipe Rack 150 days Mon 4/30/07 Fri 11/23/07

KCC

KCC

KCC

11/1

FT

FT

FT

FT

KCC

11/1

HMCC

HMCC

HMCC

11/1

HMCC

HMCC

HMCC

11/1

HMCC

HMCC

HMCC

11/1

HMCC

HMCC

HMCC

11/1

IE

IE

KCC

11/1

HMCC

HMCC

HMCC

KCC

Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May

Qtr 4, 2006 Qtr 1, 2007 Qtr 2, 2007 Qtr 3, 2007 Qtr 4, 2007 Qtr 1, 2008 Qtr 2, 2008

Task

Split

Progress

Milestone

Summary

Project Summary

External Tasks

External Milestone

Deadline

Project: Otter Tail Ag Schedule

Date: Fri 10/20/06

ID Task Name Duration Start Finish Predecessors Notes Resource Names

325 Pipe Rack Concrete 30 days Mon 4/30/07 Fri 6/8/07 KCC

326 Pipe Rack Structural Steel 40 days Mon 6/11/07 Fri 8/3/07 325 FT

327 Pipe Rack Pipe 80 days Mon 8/6/07 Fri 11/23/07 326 HMCC

328 Pipe Rack Conduit 70 days Mon 8/6/07 Fri 11/9/07 326 IE

329 Site Paving and Surfacing 40 days Mon 9/3/07 Fri 10/26/07 KCC

330 Fences, Signs, etc. 40 days Mon 12/31/07 Fri 2/22/08 KCC

331 Site Lighting 40 days Mon 12/31/07 Fri 2/22/08 IE

332 Site Telcom, Fire Alarm, Security 30 days Mon 4/30/07 Fri 6/8/07 IE

333 Site Utilities 40 days Mon 4/30/07 Fri 6/22/07

334 Fire Loop 40 days Mon 4/30/07 Fri 6/22/07 HMCC

335 Electrical Distribution 30 days Mon 4/30/07 Fri 6/8/07 IE

336 Sanitary Sewer 30 days Mon 4/30/07 Fri 6/8/07 HMCC

337 Storm Drainage 30 days Mon 4/30/07 Fri 6/8/07 HMCC

338 Domestic Water 30 days Mon 4/30/07 Fri 6/8/07 HMCC

339 Natural Gas 20 days Mon 4/30/07 Fri 5/25/07 HMCC

340

341 Misc. Equipment Lead Time 130 days Fri 12/1/06 Thu 5/31/07

342 Manual Valves Lead Time 14 wks Fri 12/1/06 Thu 3/8/07 HMCC

343 Automated Valves Lead Time 20 wks Fri 12/1/06 Thu 4/19/07 HMCC

344 Centrifugal Pumps Lead Time 20 wks Fri 12/1/06 Thu 4/19/07 HMCC

345 Tanks (SS) Lead Time 20 wks Fri 12/1/06 Thu 4/19/07 HMCC

346 Tanks (CS) Lead Time 14 wks Fri 12/1/06 Thu 3/8/07 HMCC

347 Agitators Lead Time 16 wks Fri 12/1/06 Thu 3/22/07 HMCC

348 Air Compressor Lead Time 20 wks Fri 12/1/06 Thu 4/19/07 HMCC

349 Plate & Frame HX Lead Time 26 wks Fri 12/1/06 Thu 5/31/07 HMCC

350

351 General Project 91 days Mon 11/26/07 Mon 3/31/08

352 Identify Possible Changes to Package A 0 days Mon 11/26/07 Mon 11/26/07 OTAE/HMCC

353 Contract - 12.7.5: Equip. Man., Diagrams, Parts List, etc. 0 days Wed 1/16/08 Wed 1/16/08 366FS-40 days HMCC

354

355 Loop Check 4 wks Wed 1/2/08 Tue 1/29/08 47,112,163 HMCC

356 Commissioning 4 wks Wed 1/30/08 Tue 2/26/08 355

357 Joint Inspection (Owner & HMCC) 0 days Fri 2/22/08 Fri 2/22/08 360FS-5 days

358 Punchlist from Joint Inspection 0 days Thu 2/28/08 Thu 2/28/08 357FS+5 days

359 Notice of Mechanical Completion to Owner 0 days Tue 2/26/08 Tue 2/26/08 360FS-3 days

360 Mechanical Completion 0 days Fri 2/29/08 Fri 2/29/08 356 HMCC

361 Mechanical Completion (After which LD's begin) 0 days Fri 3/14/08 Fri 3/14/08 360FS+11 days HMCC

362 Start-Up (mimimum required) 6 days Mon 3/3/08 Mon 3/10/08 360 HMCC/Delta T

363 Start-Up (maximum before LD's) 16 days Mon 3/3/08 Mon 3/24/08 360FS+1 day HMCC/Delta T

364

365 Notice of Substantial Completion / Present Certificate 0 days Tue 3/11/08 Tue 3/11/08 366 varies HMCC/Delta T

366 Substantial Completion (Best Case) 0 days Tue 3/11/08 Tue 3/11/08 362FS+1 day HMCC/Delta T

367 Substantial Completion (After which LD' begin) 0 days Mon 3/31/08 Mon 3/31/08 362FS+15 days Delta T

368 Substantial Completion (Before which, the bonus begins) 0 days Tue 2/19/08 Tue 2/19/08 362FS-15 days HMCC/Delta T

369

370 Transfer of Control to Owner 0 days Thu 3/13/08 Thu 3/13/08 366FS+1 day HMCC/Delta T

371 Owner Training 2 wks Mon 3/3/08 Fri 3/14/08 360 HMCC/Delta T

KCC

FT

HMCC

IE

KCC

KCC

IE

IE

HMCC

IE

HMCC

HMCC

HMCC

HMCC

HMCC

HMCC

HMCC

HMCC

HMCC

HMCC

HMCC

HMCC

11/26

1/16

HMCC

2/22

2/28

2/26

2/29

3/14

HMCC/Delta T

HMCC/Delta T

3/11

3/11

3/31

2/19

3/13

HMCC/Delta T

Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May

Qtr 4, 2006 Qtr 1, 2007 Qtr 2, 2007 Qtr 3, 2007 Qtr 4, 2007 Qtr 1, 2008 Qtr 2, 2008

Task

Split

Progress

Milestone

Summary

Project Summary

External Tasks

External Milestone

Deadline

Project: Otter Tail Ag Schedule

Date: Fri 10/20/06